SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __ )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AIRXPANDERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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AIRXPANDERS, INC.

1047 ELWELL COURT

PALO ALTO, CA 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 22, 2018, Australian Eastern Standard Time

(May 21, 2018, Pacific Daylight Time)

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of AIRXPANDERS, INC., a Delaware corporation. The meeting will be held on Tuesday, May 22, 2018, at 9:00 a.m. Australian Eastern Standard Time (which is 4:00 p.m. on Monday, May 21, 2018 Pacific Daylight Time), at the Melbourne offices of Johnson Winter and Slattery at Level 34, 55 Collins Street, Melbourne, Victoria, Australia, for the following purposes:

1.	Election of Class III Director To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

"To elect the nominee named in the Proxy Statement as a Class III director of the Company to hold office until the 2021 Annual Meeting of Stockholders."

2.	Approval of 10% Placement Facility

To consider and, if thought fit, to pass the following resolution as a special resolution:

"That, pursuant to and in accordance with ASX Listing Rule 7.1A and for all other purposes, approval is given for the issue of up to 10% of the issued capital of the Company (at the time of the issue) calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 and on the terms and conditions in the Proxy Statement."

Voting Exclusion

The Company will disregard any votes cast in favor of Item 2 by or on behalf of a person who is expected to participate in the proposed issue or will obtain a material benefit as a result of the proposed issue (except a benefit solely by reason of being a holder of shares of Class A common stock (“Shares”) or CHESS Depositary Interests (“CDIs”)), or any associates of those persons, if the resolution under Item 2 is passed, unless the vote is cast:

- by a person as proxy for a person who is entitled to vote on Item 2, in accordance with the directions on the proxy form; or

- by a person chairing the meeting as proxy for a person who is entitled to vote on Item 2, in accordance with a direction on the proxy form to vote as the proxy decides.

3.	Grant of Options to the Non-Executive Directors of the Company

(a) Grant of Options to Mr. Barry Cheskin

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That, subject to Item 1 being approved by stockholders, approval is given, for the purpose of ASX Listing Rule 10.14 and all other purposes, for the Company to grant options to purchase 83,837 shares of Class A common stock (equivalent to 251,511 CDIs) under the Company’s 2015 Equity Incentive Plan to Mr. Barry Cheskin, in the 2018 financial year, on the terms set out in the Proxy Statement.”

(b) Grant of Options to Mr. Dennis Condon

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That approval is given, for the purpose of ASX Listing Rule 10.14 and all other purposes, for the Company to grant options to purchase 83,837 shares of Class A common stock (equivalent to 251,511 CDIs) under the Company’s 2015 Equity Incentive Plan to Mr. Dennis Condon, in the 2018 financial year, on the terms set out in the Proxy Statement.”

(c) Grant of Options to Ms. Elizabeth Hammack

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That approval is given, for the purpose of ASX Listing Rule 10.14 and all other purposes, for the Company to grant options to purchase 83,837 shares of Class A common stock (equivalent to 251,511 CDIs) under the Company’s 2015 Equity Incentive Plan to Ms. Elizabeth Hammack, in the 2018 financial year, on the terms set out in the Proxy Statement.”

(d) Grant of Options to Mr. Gregory Lichtwardt

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That approval is given, for the purpose of ASX Listing Rule 10.14 and all other purposes, for the Company to grant options to purchase 83,837 shares of Class A common stock (equivalent to 251,511 CDIs) under the Company’s 2015 Equity Incentive Plan to Mr. Gregory Lichtwardt, in the 2018 financial year, on the terms set out in the Proxy Statement.”

(e) Grant of Options to Ms. Zita Peach

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“That approval is given, for the purpose of ASX Listing Rule 10.14 and all other purposes, for the Company to grant options to purchase 83,837 shares of Class A common stock (equivalent to 251,511 CDIs) under the Company’s 2015 Equity Incentive Plan to Ms. Zita Peach, in the 2018 financial year, on the terms set out in the Proxy Statement.”

Voting Exclusion

The Company will disregard any votes cast in favor of Items 3(a), (b), (c), (d) or (e) by or on behalf of any of the directors of the Company (except any director who is ineligible to participate in the 2015 Equity Incentive Plan) and any of their associates, unless the vote is cast:

-  by a person as a proxy for a person who is entitled to vote on the relevant Item, in accordance with the directions on the proxy form; or

-  by a person chairing the meeting as proxy for a person who is entitled to vote on the relevant Item in accordance with a direction on the proxy form to vote as the proxy decides.

4.	Approval of the issue of securities under the AirXpanders, Inc. 2015 Equity Incentive Plan as an exception to ASX Listing Rule 7.1.

To consider and, if thought fit, to pass with the following resolution as an ordinary resolution:

“That, for the purposes of Exception 9 of ASX Listing Rule 7.2 and for all other purposes, approval is given for the issue of securities under the AirXpanders Inc. 2015 Equity Incentive Plan (including the Australian Sub-Plan) as summarized in the Proxy Statement.”

Voting Exclusion

The Company will disregard any votes cast in favor of Item 4 by or on behalf of a director of the Company (except one who is ineligible to participate in the 2015 Equity Incentive Plan) and any of their associates, unless the vote is cast:

-  by a person as proxy for a person who is entitled to vote on Item 4, in accordance with directions on the proxy form; or

-   the person chairing the meeting as proxy for a person who is entitled to vote on Item 4, in accordance with a direction on the proxy form to vote as the proxy decides.

5.

To ratify the appointment by the Audit and Risk Committee of the Board of Directors of SingerLewak LLP as the independent registered public accounting firm of AirXpanders for its fiscal year ending December 31, 2018.

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

All stockholders and holders of our CHESS Depositary Interests (“CDIs”) are invited to attend the annual meeting in person and we hope you will be able to attend the annual meeting. Whether or not you expect to attend the annual meeting, you are urged to submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the annual meeting in accordance with your instructions. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials.

The record date for the Annual Meeting is Monday, April 9, 2018 at 7:00 p.m. Australian Eastern Standard Time, (2:00 a.m. Pacific Daylight Time). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Tuesday, May 22, 2018, at 9:00 a.m. Australian Eastern Standard Time (which is 4:00 p.m. on Monday, May 21, 2018 Pacific Daylight Time), at the offices of Johnson, Winter, and Slattery, Level 34, 55 Collins Street, Melbourne, Victoria, Australia.

The proxy statement and annual report to stockholders
are available at www.proxyvote.com

By Order of the Board of Directors

/s/ Barry Cheskin
Barry Cheskin
Chairman of the Board of Directors

Palo Alto, CA
April 30, 2018

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the
Meeting and are a stockholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

AIRXPANDERS, INC.

2018 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	4

ITEM 1: ELECTION OF DIRECTOR	9

Director Nominees	9

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	10

DIRECTOR COMPENSATION	13

EXECUTIVE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

REPORT OF AUDIT AND RISK COMMITTEE	20

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21

ITEM 2: Approval of 10% Placement Facility	22

ITEM 3: Approval of Grants of Stock Options to Non-Executive Directors of the Company	25

ITEM 4: Approval of the Issue of Securities under the 2015 Equity Incentive Plan	27

ITEM 5: Independent Registered Public Accounting Firm	31

AUDIT RELATED MATTERS	31

HOUSEHOLDING OF PROXY MATERIALS	32

OTHER MATTERS	32

AIRXPANDERS, INC.

1047 ELWELL COURT

PALO ALTO, CA 94043

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, MAY 22, 2018

(AUSTRALIAN EASTERN STANDARD TIME)

This Proxy Statement, along with the accompanying notice of 2018 Annual Meeting of Stockholders, contains information about the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of AirXpanders, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting on Tuesday, May 22, 2018, at 9:00 a.m. Australian Eastern Standard Time (which is 4:00 p.m. on Monday, May 21, 2018 Pacific Daylight Time), at the Melbourne offices of Johnson Winter and Slattery at Level 34, 55 Collins Street, Melbourne, Victoria, Australia. Directions to the Annual Meeting may be found on the website of Johnson Winter and Slattery at www.jws.com.au/en/ by clicking on “Contact” then “Directions” for the Melbourne office.

In this Proxy Statement, we refer to AirXpanders, Inc. as “AirXpanders,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.

On or about May 1, 2018, we began sending this proxy statement, the attached Notice of the 2018 Annual Meeting of Stockholders ("Notice of Meeting"), proxy card, CDI Voting Instruction Form and Annual Report, which includes our financial statements for the fiscal year ended December 31, 2017 (“Annual Report”) to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT:  To ensure that your shares are represented at the Annual Meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Annual Meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.investorvote.com.au and may not vote in person unless they have nominated themselves as CDN’s proxy.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of AirXpanders is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. Stockholders are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares of Class A Common Stock (“Shares”). Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy through the internet.

What is the purpose of the meeting?

At the Annual Meeting, stockholders are invited to act upon the matters outlined in the Notice of Meeting. At the meeting, management will also report on matters of current interest to our stockholders and respond to any questions from our stockholders. The matters outlined in the Notice of Meeting include:

-  the election of one Class III director (Item 1);

-  approval of a 10% placement facility (Item 2);

-  grant of options to the Non-Executive Directors of the Company (Items 3(a), (b), (c), (d) and (e));

-  approval of issue of securities under our 2015 Equity Incentive Plan (Item 4); and

-  ratification of independent registered public accounting firm (Item 5).

Who is entitled to vote at the meeting?

Only those stockholders of record on Monday, April 9, 2018 at 7:00 p.m. Australian Eastern Standard Time, (2:00 a.m. Pacific Daylight Time) (“Record Date”), will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof. CHESS Depositary Interest (“CDI”) holders as of the Record Date are entitled to receive notice of and attend the meeting and may instruct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote at the meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

As of the Record Date, there were 95,943,408 shares of Class A common stock in the Company (“Shares”) outstanding (equivalent to 287,830,224 CDIs), all of which were entitled to vote with respect to the proposals to be acted upon at the meeting, subject to the voting exclusions noted in the Notice of Meeting. Each CDI represents one third of a Share. As of the Record Date, there were 287,830,224 CDIs quoted on the Australian Securities Exchange (“ASX”) (assuming all issued Shares are held as CDIs). On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Votes for and against and abstentions each will be counted as present and entitled to vote for purposes of determining whether a quorum is present.

Will any investors be excluded from voting on any of the proposals at the meeting?

In accordance with ASX Listing Rule 14.11.1, the Company will disregard any votes cast in favor of certain resolutions by certain stockholders and associates of those stockholders. Please refer to the Notice of Meeting for further detail in relation to the exclusions that apply.

What are my voting rights?

Holders of Shares are entitled to one vote for each Share held as at the Record Date. Holders of our CDIs are entitled to direct CDN to vote one vote for every three (3) CDIs held by such holder as at the Record Date. Therefore, as of the Record Date, a total of 95,943,408 votes are entitled to be cast at the meeting.

How many shares must be present or represented to hold the meeting?

In accordance with section 8 of the Company’s amended and restated bylaws, the presence in person, by remote communication or by proxy, of the holders of a majority of the outstanding Shares entitled to vote at the meeting, as of the Record Date, must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your ‘‘proxy vote.’’

What is the difference between a stockholder of record and a ‘‘street name’’ holder?

If you own Shares registered directly in your name with our U.S. transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those Shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If your Shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those Shares, while you are considered the beneficial owner of those Shares. In that case, your Shares are said to be held in ‘‘street name’’ and these proxy materials were forwarded to you by that organization. Street name holders generally cannot vote their Shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their Shares using the method described below under ‘‘How do I vote my shares of AirXpanders common stock?’’ Since a street name holder is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a ‘‘legal proxy’’ from the broker, bank, trustee, or nominee that holds your Shares giving you the right to vote the Shares at the Annual Meeting.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares,  the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under the rules and related interpretations of the New York Stock Exchange (“NYSE”).   Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.

CDN is the stockholder of record for all Shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by using one of the methods described below under ‘‘How do I vote if I hold CDIs?’’

How do I vote my shares of AirXpanders common stock?

If you are a stockholder of record, you can submit a proxy to be voted at the Annual Meeting in any of the following ways:

-  over the Internet by following instructions below; or

-  signing, dating and mailing the enclosed proxy card; or

-  in person at the Annual Meeting.

Valid proxies must be received by Computershare no later than 9:00 a.m. on Sunday, May 20, 2018, Australian Eastern Standard Time, (Saturday, May 19, 2018 at 4:00 p.m. Pacific Daylight Time).

To vote by the Internet, you will need to use a control number that was provided to you in the materials with the enclosed proxy card and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

If you hold your Shares in street name, you must vote your Shares in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for stockholders of record. You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your Shares.

Please refer to ‘‘Will any investors be excluded from voting on any of the proposals at the meeting?’’ for a summary of voting exclusions applicable to each proposal to be voted on at the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder as at the Record Date is entitled to direct CDN to one vote for every three (3) CDIs held by such holder. Such CDI holders are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement of the Annual Meeting and may instruct the Company’s CDI depositary, CDN, to vote the Shares underlying their CDIs in a particular manner by returning the enclosed CDI Voting Instruction Form to Computershare, or by voting online at www.investorvote.com.au. Valid voting instructions must be received by Computershare no later than 9:00 a.m. on Sunday, May 20, 2018, Australian Eastern Standard Time, (Saturday, May 19, 2018 at 4:00 p.m. Pacific Daylight Time). Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with their written instructions.

Alternatively, CDI holders may vote at the Annual Meeting by informing the Company that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purpose of attending and voting at the meeting by completing Step 1 in the enclosed CDI Voting Instruction Form.

What are broker non-votes?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Items 1, 2, 3 and 4 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals.

What does it mean if I receive more than one printed set of proxy materials?

If you receive more than one printed set of proxy materials, it means that you hold Shares or CDIs registered in more than one account. To ensure that all of your Shares and CDIs are voted, please submit proxies or voting instructions for all of your Shares and CDIs.

How can I attend the meeting?

All of our stockholders and CDI holders are invited to attend the Annual Meeting. You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your Shares in street name or are a CDI holder, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage or holding statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership. For directions to attend the Annual Meeting, please contact our Investor Relations department at 650-390-9000 or by email at ir@airxpanders.com.

Can I vote my Shares in person at the meeting?

If you are a stockholder of record, you may vote your Shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend the Annual Meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a street name holder, you may vote your Shares in person at the Annual Meeting only if you obtain a valid proxy from your broker, bank, trust or other nominee giving you the right to vote the Shares at the Annual Meeting.

Please refer to ‘‘How do I vote if I hold CDIs?’’ if you are a CDI holder.

How can I raise questions relevant to the Company’s audit to the external auditor?

The Company’s auditor, SingerLewak LLP, is based in California, United States of America and will attend the Annual Meeting via teleconference.

Stockholders may submit questions relevant to the Company’s audit to the Company’s Australian registered office at Level 13, 41 Exhibition Street, Melbourne, Victoria. The Company’s Australian Secretary, Mr. Brendan Case, will ensure that the questions are provided to the Company’s auditor and will co-ordinate responses.

What is the voting requirement to approve each of the proposals included in the notice of meeting?

Item 1 — Election of Director

You may vote ‘‘FOR’’ or ‘‘ABSTAIN’’ on the election of the director nominated for election. Directors are elected by a plurality of the votes of the Shares present in person, by remote communication or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, the director nominee receiving the highest number of “FOR” votes will be elected. “ABSTAIN” votes and broker non-votes will not have any effect on the outcome of the election.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.

Under ASX Listing Rule 14.2.1, a proxy form must allow stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. The laws of Delaware, where the Company is domiciled, do not provide for the casting of stockholders’ votes against certain types of resolutions, including the election of directors. As a result, ASX granted the Company a waiver from ASX Listing Rule 14.2.1 to the extent necessary to permit the Company not to provide in its proxy form an option for holders of CDIs to vote against a resolution to elect a director. The terms of the waiver are that: (i) the Company complies with the relevant US laws as to the content of proxy forms applicable to resolutions for the election of directors; (ii) any notice given by the Company to CDI holders under ASX Settlement Operating Rule 13.8.9 makes it clear that holders are only able to vote for such resolutions or abstain from voting, and the reasons why this is the case; (iii) the terms of the waiver are set out in the management proxy circular provided to all holders of CDIs; and (iv) the waiver from ASX Listing Rule 14.2.1 only applies for so long as the relevant US laws prevent the Company from permitting stockholders to vote against a resolution to elect a director.

Item 2 — Approval of 10% Placement Facility

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve, pursuant to and in accordance with ASX Listing Rule 7.1A and for all other purposes, the issue of up to 10% of the issued capital of the Company (at the time of the issue) calculated in accordance with the formula prescribed in Listing Rule 7.1A.2 (“10% Placement Facility”).

The proposal to approve the 10% Placement Facility is a "special resolution" and requires the affirmative vote of 75% of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ this proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.

Items 3(a) to 3(e) — Approval of Grant of Options to Non-Executive Directors

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on each of the proposals to approve the grants of options to the Non-Executive Directors of the Company, as follows:

-  to Mr. Barry Cheskin, Chairman and Non-Executive Director (assuming Item 1(a) is passed) – options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(a));

-  to Mr. Dennis Condon, Non-Executive Director – options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(b));

-  to Ms. Elizabeth Hammack, Non-Executive Director– options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(c)).

-  to Mr. Gregory Lichtwardt, Non-Executive Director – options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(d); and

-  to Ms. Zita Peach, Non-Executive Director – options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(e)).

The proposals to approve such grants each requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ these proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.

Item 4 — Approval of Issue of Securities under our 2015 Equity Incentive Plan

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to, for the purposes of Exception 9 of ASX Listing Rule 7.2 and for all other purposes, to approve the issue of securities under the AirXpanders, Inc. 2015 Equity Incentive Plan (including the Australian Sub-Plan) (“2015 Plan”) as an exception to ASX Listing Rule 7.1.

The proposal to approve the issue under our 2015 Plan requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. Abstentions are considered Shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ this proposal. Broker non-votes will have no effect.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.

Item 5 — Approval of Ratification of Independent Registered Public Accounting Firm

You may vote ‘‘FOR,’’ ‘‘AGAINST’’ or ‘‘ABSTAIN’’ on the proposal to approve the ratification of SingerLewak LLP as our Independent Register Public Accounting Firm for the year ended December 31, 2018.

The proposal to ratify the appointment of SingerLewak LLP requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote ‘‘AGAINST’’ this proposal.

For CDI holders, if you do not instruct CDN how to vote your Shares, your Shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal.

Can I change my vote after submitting my proxy?

Yes.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting, in any of the following ways:

-  by voting again or submitting a later-dated proxy or the Internet before 9:00 a.m. Australian Eastern Standard Time on Sunday, May 20, 2018 (Saturday, May 19, 2018 at 4:00 p.m. Pacific Daylight Time);

-  by submitting a later-dated proxy to the Company’s Australian Secretary, which must be received by the Company before the time of the Annual Meeting;

-  by sending a written notice of revocation of proxy to the Company’s Australian Secretary, which must be received by the Company before the time of the Annual Meeting; or

-  by voting in person at the Annual Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare, no later than 9:00 a.m. Australian Eastern Standard Time on Sunday, May 20, 2018, Australian Eastern Standard Time, (Saturday, May 19, 2018 at 4:00 p.m. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders and CDI holders. We are soliciting proxies by mail. In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. The Company’s directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

When are the stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 11, 2018, to the Company Secretary; 1047 Elwell Court, Palo Alto, California 94043, United States of America. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so not earlier than January 22, 2019, and not later than the close of business on February 21, 2019. In the event that we hold our 2019 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2018 annual meeting, then such written notice must be received no earlier than the close of business on the 120th day before the 2019 annual meeting and no later than the close of business on the later of the following two dates: (i) the 90th day prior to our 2019 annual meeting of stockholders, or (ii) the 10th day following the day on which public announcement of the date of our 2019 annual meeting of stockholders is first made.

 How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published (i) in an ASX announcement immediately after the Annual Meeting has been held; and (ii) in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

What proxy materials are available on the internet?

The proxy statement, Form 10-K and annual report to stockholders are available at www.proxyvote.com and on the company announcements platform on the ASX website.

ITEM 1

ELECTION OF DIRECTORS

The Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors of the Company (the "Board" or "Board of Directors") shall be divided into three classes, each class being as equal in number as reasonably possible; designated: Class I, Class II and Class III. Each class has a three-year term. Mr. Gregory Lichtwardt and Ms. Zita Peach were elected as Class I directors at the 2016 Annual Meeting. Mr. Dennis Condon and Ms. Elizabeth Hammack were elected as Class II directors at the 2017 Annual Meeting.

The following table sets forth the names, ages and positions of our directors and nominees as of the Record Date:

Name	Age	Position
DIRECTORS:
Barry Cheskin	57	Non-executive Chairman of the Board
Dennis Condon	69	Non-executive director
Elizabeth Hammack	66	Non-executive director
Gregory Lichtwardt	63	Non-executive director
Zita Peach	53	Non-executive director

The term of office of the Class III directors will expire at the 2018 Annual Meeting. After the resignation of Scott Dodson, our President and Chief Executive Officer in April 2018, the nominee listed below is currently the only Class III director of the Company. If elected at the Annual Meeting, the nominee would serve until the 2021 annual meeting and until his successor has been elected and qualified, or, if sooner, until the director’s death, resignation or removal. Directors are elected by a plurality of the votes of the holders of Shares present in person or represented by proxy and entitled to vote on the election of directors. The nominee receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. The person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that the nominee will be unable to serve.  The Board of Directors proposes that Mr. Barry Cheskin, a current Class III director whose term expires at the Annual Meeting, be re-elected by stockholders at the Annual Meeting as a Class III director.

Nominee For Election For A Three-Year Term Expiring At The 2021 Annual Meeting: Mr. Barry Cheskin

Barry Cheskin is a co-founder of AirXpanders and the Chairman of the Board. He was appointed to the Board in December 2006. He is also a member of the Nomination and Remuneration Committee. Mr. Cheskin has 30 years of experience, primarily in the general management of medical device enterprises in the U.S. Mr. Cheskin is President and CEO and a co-founder of PowerVision, Inc., a medical device company, where he has served since 2004. Mr. Cheskin holds a B.S. degree in Mechanical Engineering from MIT in Cambridge, Massachusetts, a M.S. degree in Mechanical Engineering from Stanford University, Stanford, California as well as an MBA degree from Columbia University in New York. Mr. Cheskin is qualified to serve on our board because he is intimately familiar with AirXpanders’ business and industry, capable of effectively identifying strategic priorities and defining AirXpanders’ strategic objectives.

THE DIRECTORS (EXCLUDING MR. CHESKIN) UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS VOTE “FOR” ITEM 1.

THE CHAIRMAN OF THE MEETING INTENDS TO VOTE UNDIRECTED PROXIES IN FAVOR OF ITEM 1.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Set forth below is biographical information for our directors as well as the key experience, qualifications, attributes and skills that we believe such director brings to our Board.

Class II Directors (Term Expiring at the 2020 Annual Meeting)

Dennis Condon — Non-executive Director

Dennis Condon was appointed non-executive director of AirXpanders in August 2012. He is a member of the Audit and Risk Committee, and the Nomination and Remuneration Committee. Mr. Condon has over 30 years of experience in key executive roles in the plastic surgery market, including as the former president of Mentor Aesthetics from 1991 to 1998, one of the two largest global implant manufacturers. From 2013 to 2016, Mr. Condon has served as the CEO and President of Nuvesse Skin Therapies, a venture-backed cosmeceutical skincare company. From 2011 to 2013, he served as CEO and president of Merz Aesthetics, Inc. Since 2016, Mr. Condon has been providing consulting services to other healthcare-focused entities and serves as a board member for various private companies. Mr. Condon has a B.S. degree in Biological Sciences from the University of California, Davis. Mr. Condon’s qualifications to serve as a director include his 30 years of experience in key executive roles in the plastic surgery market and his extensive senior executive management experience.

Elizabeth (Liz) Hammack — Non-executive Director

Liz Hammack was appointed non-executive director of AirXpanders in May 2017 and is a member of the Audit and Risk Committee. Ms. Hammack has 30 years of experience in senior executive roles in medical device industry manufacturing, global supply chain management, product development and technology development. Ms. Hammack held several roles at Medtronic plc, a medical technology, services and solutions company, between 2000 and 2015. Most recently, Ms. Hammack was Vice President of Operations and Manufacturing for the Atrial Fibrillation Solutions business, where she led the global end-to-end supply chain functions. Ms. Hammack also served as VP of Implantable Manufacturing for Cardiac Rhythm Disease Management and VP of the Medtronic Energy and Component Center (MECC). Ms. Hammack also led the Vascular Manufacturing Organization. Before joining Medtronic, Ms. Hammack held roles in the medical device industry at Advanced Cardiovascular Systems, ACS/Guidant, Conceptus and Heartport. She is currently volunteering as Chair of the Industry Advisory Board for Oregon State University School of Mechanical, Industrial and Manufacturing Engineering. Ms. Hammack holds a Bachelor of Science degree in Industrial Engineering from Oregon State University. Ms. Hammack's qualifications to serve as a director include her 30 years of experience in key executive roles in medical device industry manufacturing, global supply chain management, product development and technology development.

Class I Directors (Term Expiring at the 2019 Annual Meeting)

Gregory Lichtwardt — Non-executive Director

Gregory Lichtwardt was appointed non-executive director of AirXpanders in May 2016 and is the chair of the Audit and Risk Committee. Mr. Lichtwardt has more than 30 years in corporate financial management with over 20 years in executive financial leadership. From 2013 to 2015, Mr. Lichtwardt served as Executive Vice President, Operations and Chief Financial Officer at Accuray, a manufacturer of tumor treatment solutions. From 2003 to 2013, Mr. Lichtwardt was Executive Vice President, Operations and Chief Financial Officer at Conceptus, Inc., a manufacturer of minimally invasive devices for reproductive medical applications. He also served as a member of the board of directors and chair of the audit committee at Biolase Inc., a manufacturer of laser systems for dentistry and medicine, from 2010 to 2013. Mr. Lichtwardt holds a B.S. degree in business administration from the University of Michigan, an MBA degree from Michigan State University and is also a certified management accountant. Mr. Lichtwardt's qualifications to serve as a director include his more than 30 years of experience in corporate financial management with over 20 years in executive financial leadership.

Zita Peach — Non-executive Director

Zita Peach was appointed non-executive director of AirXpanders in May 2016 and is the chair of the Nomination and Remuneration Committee. Ms. Peach has over 25 years of executive experience with multi-disciplinary skills across international markets, including commercialization of products and technologies, sales, marketing, licensing and mergers and acquisitions. Ms. Peach’s previous executive roles include Managing Director for Australia and New Zealand, and Executive Vice President for South Asia Pacific, at Fresenius Kabi, a leading provider of pharmaceutical products and medical devices to hospitals, as well as Vice President of Business Development, R&D at CSL Limited (ASX: CSL). She is also currently non-executive director at four other ASX listed companies, including Starpharma Holdings Limited since 2011, Monash IVF Group Limited since 2016, Visioneering Technologies Inc. since 2017 and Pacific Smiles Group Limited since 2017. Ms. Peach also serves on the not for profit board, Hudson Institute for medical research. Ms. Peach holds a B.S. degree in immunology from the University of Melbourne, Australia and is a graduate of the Australian Institute of Company Directors. Ms. Peach's qualifications to serve as a director include her 25 years of executive experience with multi-disciplinary skills across international markets, including commercialization of products and technologies, sales, marketing, licensing and mergers and acquisitions, and her experience with Australian public companies.

.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Our Board of Directors determined that none of the following directors had any relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director and, thus, that all of the following directors are independent under the Nasdaq listing rules: Mr. Barry Cheskin, Mr. Dennis Condon, Ms. Elizabeth Hammack, Mr. Gregory Lichtwardt, and Ms. Zita Peach, representing all of our current directors. Although Mr. Cheskin is considered to be independent under the Nasdaq listing rules, he is not considered to be independent for the purposes of the ASX Corporate Governance Principles and Recommendations.

Mr. Scott Dodson, who resigned on April 6, 2018 (California time), was not considered an independent director because of his former position as our chief executive officer.

In making these determinations, our Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions that may involve them described in the section titled Related Person Transaction below.

There are no family relationships among any of our directors, director nominees, or executive officers.

Board Structure

During 2017, Mr. Barry Cheskin served as the Chairman of the Board and Mr. Scott Dodson served as the President, Chief Executive Officer and a director of AirXpanders. We believe that having a separate Chairman and Chief Executive Officer is appropriate and is consistent with corporate governance best practices. Because of his involvement since the founding of AirXpanders, Mr. Cheskin is intimately familiar with AirXpanders’ business and industry, and very capable of effectively identifying strategic priorities, leading discussions of the Board of Directors and defining AirXpanders’ strategic objectives. The Board determined that Mr. Cheskin is an independent member of the Board under the Nasdaq Listing Rules, but is not an independent member of the Board for the purposes of the ASX Corporate Governance Principles and Recommendations.

The Chief Executive Officer is the individual selected by the Board to manage AirXpanders on a day-to-day basis, and his or her prior experience and direct involvement in AirXpanders’ operations allow him or her to provide valuable insights with respect to strategic planning and the operational requirements to meet AirXpanders’ short- and long-term objectives. AirXpanders’ independent directors bring experience, oversight and expertise from outside the company and industry.

The Board’s Role in Risk Oversight

One of the Board’s primary responsibilities is reviewing AirXpanders’ strategic plans and objectives, including oversight of the principal risk exposures of the company. The Board’s role in risk oversight includes receiving reports from senior management and the Audit and Risk Committee on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities. The reports detail the effectiveness of the risk management program and identify and address material business risks such as technological, strategic, business, operational, financial, human resources and legal/regulatory risks. The Board and its committees (described below) consider these reports, discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

Board of Directors Meetings and Committees

The full Board of Directors met ten times during the year ended December 31, 2017. During the year ended December 31, 2017, all directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees on which they served. The standing committees of the Board of Directors include an Audit and Risk Committee and a Nomination and Remuneration Committee.

Directors are encouraged to attend the annual meeting of stockholders. All members of the Board of Directors, then in office, attended the 2017 Annual Meeting, either in person or by telephone.

The Board of Directors has determined that all of its directors meet the independence requirements of the Nasdaq Stock Market, with the exception of Mr. Scott Dodson, due to his position as our President and Chief Executive Officer until he resigned in April 2018.

The Board has a standing Audit and Risk Committee, and Nomination and Remuneration Committee. The following table provides membership and meeting attendance information for fiscal 2017 for each of the Board standing committees:

Name	Audit and Risk	Nomination and Remuneration
Barry Cheskin		3
Dennis Condon	6	2
Elizabeth Hammack[1]	5
Gregory Lichtwardt*	8
Zita Peach*		2
Tadmor Shalon[2]	3
Total meetings in fiscal 2017	8	3

*Chair of the committee

(1) Ms. Hammack served as a member of the Audit and Risk Committee commencing in May 2017 when she was elected to the Board at the May 2017 annual meeting.

(2) Mr. Shalon served as a member of the Audit and Risk Committee through May 2017. Mr. Shalon did not stand for re-election at the May 2017 annual meeting.

Audit and Risk Committee

The Audit and Risk Committee of the Board of Directors oversees our financial reporting, our internal audit and control functions, the results and scope of the annual audit and quarterly reviews conducted by our independent registered public accounting firm, and our compliance with legal matters that may have a significant impact on our financial reports. In addition, the Audit and Risk Committee has the responsibility to consider and recommend the engagement of, and to review and approve fee arrangements with, our independent registered public accounting firm. The Audit and Risk Committee also monitors transactions between AirXpanders and our officers and directors for any potential conflicts of interest and assists the Board of Directors in its risk oversight role.

The Board of Directors has determined that each member of our Audit and Risk Committee is “independent” within the meaning of the rules of the Securities and Exchange Commission and the Nasdaq listing rules, and has the qualifications or previous experience to be able to read and understand financial statements. Further, the Board of Directors has determined that of Mr. Lichtwardt, Chair of the Audit and Risk Committee, qualifies as an “audit committee financial expert,” as such term is used in the Securities and Exchange Commission rules.

The report of the Audit and Risk Committee is included at the end of the “Corporate Governance” section of this Proxy Statement. The Board of Directors has adopted a written Audit and Risk Committee Charter, which is available on our website at http://www.airxpanders.com/corporate_governance.php.

Nomination and Remuneration Committee

The Nomination and Remuneration Committee has overall responsibility for establishing processes for the identification of suitable candidates for appointment to the Board, establishing processes for reviewing the performance of individual directors, the Board as a whole, and Board committees; determining the executive remuneration policy; determining the non-executive director and remuneration policy; and reviewing and approving all equity based incentive plans.

Each current member of our Nomination and Remuneration Committee is a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act. The Board of Directors has determined that each of the directors serving on our Nomination and Remuneration Committee is “independent” within the meaning of the Nasdaq listing rules as currently in effect, although Mr. Cheskin is not independent for the purposes of the ASX Corporate Governance Principles and Recommendations.

The Board of Directors has adopted a written Nomination and Remuneration Committee Charter, which is available on our website at http://www.airxpanders.com/corporate_governance.php.

Nomination and Remuneration Committee Interlock and Insider Participation

No interlocking relationship exists between our Board or our Nomination and Remuneration Committee and the Board or Nomination and Remuneration Committee of any other company, nor has any interlocking relationship existed in the past.

Remuneration Policy

The Company has a Remuneration Policy approved by the Board which sets out the short term and long term strategy for the remuneration of the non-executive directors, the chief executive officer and the executive team.  The Company’s remuneration strategy aims to:

●     attract and retain exceptional people to lead and manage the Company and to support the internal development of executive talent within the Company, recognizing that the Company is operating in a global industry environment;

●     drive sustainable growth and returns to stockholders;

●     motivate and reward superior performance by the executive team whilst aligning the interests of stockholders; and

●     comply with the law and high standards of governance.

The Remuneration Policy includes detail in relation to the Company’s approach to remuneration benchmarking, director and executive performance review processes and the framework upon which key performance indicators for short and long term awards are set. The Company’s strategy is to remunerate its executives with a total remuneration package that includes base salary, and clearly delineated short and long-term variable incentives.  All cash and equity awards are subject to the achievement of either key performance indicators or stock price growth targets.  The Board is committed to setting incentive targets that are aligned to the Company’s short and long-term performance objectives and that are appropriate to the Company’s circumstances, goals and risk appetite.

Remuneration processes and procedures

Typically, the Nomination and Remuneration Committee meets at least two times annually to discuss compensation for directors and officers. The agenda for each meeting is usually developed by the Chair of the Nomination and Remuneration Committee. The Nomination and Remuneration Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Nomination and Remuneration Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Nomination and Remuneration Committee meetings to determine or recommend the amount or form of executive and director compensation. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Nomination and Remuneration Committee regarding his compensation or individual performance objectives. The Nomination and Remuneration Committee has full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Nomination and Remuneration Committee may, with the prior approval of the Chairman of the Board, instruct the Chief Executive Officer to engage such other independent advisers in relation to any matter pertaining to the responsibilities of the Committee, as the Committee may require. The Nomination and Remuneration Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Nomination and Remuneration Committee will have the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Nomination and Remuneration Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee.

Considerations in Evaluating Director Nominees

The Nomination and Remuneration Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nomination and Remuneration Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nomination and Remuneration Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nomination and Remuneration Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nomination and Remuneration Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nomination and Remuneration Committee also determines whether the nominee is independent for ASX and Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, the ASX Corporate Governance Principles and Recommendations and the advice of counsel, if necessary. The Nomination and Remuneration Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nomination and Remuneration Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nomination and Remuneration Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Stockholder Recommendations for Nominations to Our Board

The Nomination and Remuneration Committee will consider director candidates recommended by stockholders. The Nomination and Remuneration Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nomination and Remuneration Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: AirXpanders, Inc., 1047 Elwell Court, Palo Alto, California 94043, at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communication Policy

We have established a formal process for stockholders to send communications to the Board of Directors or to individual directors. The names of all directors are available to stockholders in this Proxy Statement. Stockholder communications may be submitted in writing to AirXpanders, Inc., 1047 Elwell Court, Palo Alto, California 94043 Attention: Company Secretary. Australian stockholder communications may be submitted in writing to AirXpanders’ Australian registered office at level 13, 41 Exhibition Street, Melbourne, Victoria 3000 Attention: Australian Secretary. If we receive any stockholder communication intended for the full Board of Directors or any individual director, we will forward the communication to the full Board of Directors or the individual director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate.

Code of Conduct

As recommended by the ASX Corporate Governance Principles, we have established a code of conduct for all of our directors, officers and employees. We have adopted a Code of Conduct that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the Code of Conduct is posted on our website at http://www.airxpanders.com/corporate_governance.php.

Other Corporate Governance Policies

We have also adopted the following policies, each of which is available on our website at http://www.airxpanders.com/corporate_governance.php:

•

Continuous Disclosure Policy – The Company needs to comply with the continuous disclosure requirements of the ASX Listing Rules and the Australian Corporations Act 2001 (Cth) to ensure the Company discloses to ASX any information concerning the Company which is not generally available and which a reasonable person would expect to have a material effect on the price or value of the CDIs. As such, this policy sets out certain procedures and measures which are designed to ensure that the Company complies with its continuous disclosure obligations.

•	Risk Management Policy – This policy is designed to assist the Company to identify, assess, monitor and manage risks affecting the Company’s business.

•

Securities Trading Policy – This policy is designed to maintain investor confidence in the integrity of the Company’s internal controls and procedures and to provide guidance on avoiding any breach of the insider trading laws in both Australia and the United States.

•	Diversity Policy – This policy sets out the Company’s objectives for achieving diversity amongst its employees.

Related Person Transaction Policy

The Audit and Risk Committee is responsible for reviewing and approving all transactions in which AirXpanders is a participant and in which parties related to AirXpanders, including executive officers, directors, and certain other persons whom the board determines may be considered related parties of AirXpanders (for the purposes of Chapter 2E of the Australia Corporations Act 2001 (Cth)), have or will have a material direct or indirect interest; and reporting to the Board on the matters above, including specific material risks identified.

Potential direct or indirect conflicts of interest of employees or those acting on behalf of AirXpanders (or their family, relatives, friends or agents) should be avoided. If an employee is concerned that they have a potential conflict of interest they should disclose and discuss the matter with, and seek direction from, their manager or the Chief Executive Officer. An employee should report any potential or actual conflict of interests that they become aware of to their manager or the chief executive officer.

Certain Relationships and Related Party Transactions

The following is a summary of transactions since January 1, 2017, to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described under “Executive Compensation” and as described below.

Mrs. Lynae Dodson, the wife of Scott Dodson, our former chief executive officer and director, owns and operates a marketing consulting firm, Bridge Marketing. Bridge Marketing manages trade shows and social media for AirXpanders and during the year ended December 31, 2017, received payments aggregating $0.2 million for marketing support services rendered to AirXpanders.

Director Compensation

Director Compensation Policy

The Board seeks to set non-executive directors’ fees at a level which provides the Company with the ability to attract and retain non-executive directors of the highest caliber with relevant professional expertise and reflect the demands which are made on, and the responsibilities of, the non-executive directors, whilst incurring a cost which is acceptable to stockholders. Under the ASX Listing Rules, the total amount paid to all directors for their services must not exceed in aggregate in any fiscal year the amount fixed by AirXpanders at its annual meeting. This amount has been fixed at $300,000 (US dollars).

Non-executive director’s fees and the aggregate fee pool are reviewed annually by the Nomination and Remuneration Committee against fees paid to non-executive directors in comparable companies within the medical device sector, and stage of commercialization in the broader ASX-listed market. The Chairman’s fees are determined by the Nomination and Remuneration Committee based on the same role in comparable companies within the medical device sector and relevant companies in the broader ASX-listed market. The Chairman does not participate in the review of his own fees.

Non-executive directors do not receive bonuses or any performance-related remuneration during the financial year.

Non-executive directorfees are currently structured in two parts with a portion paid in cash and a portion issued as stock options (in lieu of cash).  The Board considers that it is appropriate to remunerate non-executive directorswith equity securities (rather than paying non-executive directorfees entirely in cash) due to the Company’s early stage of commercialization and focus on minimizing cash outlays.

Statutory superannuation contributions are required under the Australian superannuation guarantee legislation to be paid on any fees paid to the Australian resident director. There are no retirement allowances paid to non-executive directors.

For 2017, the Board of Directors approved annual cash compensation levels (in US dollars) for non-executive board members and committee chairs were as follows:

•	Chairman of the Board — $103,000;

•	Non-executive independent director — $27,500;

•	Audit and Risk Committee Chair — an additional $10,000; and

•	Nomination and Remuneration Committee Chair — an additional $10,000.

In February 2018, the Board of Directors approved the annual cash compensation levels for non-executive board members and committee chairs as follows:

•	Chairman of the Board — $106,000 (an increase from $103,000);

•	Non-executive independent director — $28,325 (an increase from $27,500);

•	Audit and Risk Committee Chair — an additional $10,300 (an increase from $10,000); and

•	Nomination and Remuneration Committee Chair — an additional $10,300 (an increase from $10,000).

The payments are in US dollars and will take effect from the day of this Annual Meeting. All Board members may be reimbursed for travel and other expenses incurred in attending to AirXpanders’ affairs.

As a result of our listing on the ASX, all equity grants to directors (executive and non-executive) are subject to stockholder approval under the ASX Listing Rules. On May 23, 2017 (Australian Eastern Standard Time), the stockholders approved the following grants to our non-executive board members: Mr. Cheskin, Mr. Condon Mr. Lichtwardt, Ms. Hammack and Ms. Peach each received an award of options to purchase 49,950 Shares.

Unless otherwise specified by our Board or the Nomination and Remuneration Committee at the time of grant, all options granted have an exercise price equal to the fair market value of the Shares as determined pursuant to the 2015 Plan on the date of grant (based on the closing price of our CDIs on ASX).

The following table shows the total compensation paid during the fiscal year ended December 31, 2017 to each of our non-executive directors, which does not include Mr. Dodson and Mr. Shalon, each of whom did not receive compensation for his service as a director:

	Fees earned or paid in cash (US$)	Options Awards (US$)(1)(2)	Total (US$)
Barry Cheskin(3)	$76,500	$29,845	$106,345
Dennis Condon(4)	$19,375	$29,845	$49,220
Elizabeth Hammack(5)	$20,625	$29,845	$50,470
Gregory Lichtwardt(6)	$26,875	$29,845	$56,720
Zita Peach(7)	$29,054	$29,845	$58,899

(1)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of option awards granted for financial reporting purposes and computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. A discussion of the assumptions used to determine the grant date fair value of the options may be found in “Note 12 — Stock-based Compensation” in the notes to our consolidated financial statements included elsewhere in this registration statement.

(2)

On May 23, 2017 (Australian Eastern Standard Time), stockholders approved an award to all continuing non-executive directors of options to purchase 49,950 Shares. These stock options vest monthly over a one year period commencing on the date of grant.

(3)	At December 31, 2017, Mr. Cheskin had 436,554 outstanding options to purchase Shares.
(4)	At December 31, 2017, Mr. Condon had 175,411 outstanding options to purchase Shares.
(5)	At December 31, 2017, Ms. Hammack had 49,950 outstanding options to purchase Shares.
(6)	At December 31, 2017, Mr. Lichwardt had 84,950 outstanding options to purchase Shares. Mr. Lichtwardt received cash compensation for serving as chair of the Audit and Risk Committee.
(7)	At December 31, 2017, Ms. Peach had 84,950 outstanding options to purchase Shares. Ms. Peach received cash compensation for serving as chair of the Nomination and Remuneration Committee.

Executive Officers

Set forth below is biographical information for our Executive Officers.

Scott Murcray —Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer

Scott Murcray joined AirXpanders as Chief Financial Officer and Chief Operating Officer in June 2016 and became our interim Chief Executive Officer in April 2018. Prior to AirXpanders, Mr. Murcray served at Nanometrics Incorporated, a semiconductor equipment and services company, from 2014 to 2016 as Vice President, Finance, and was responsible for accounting and finance. Prior to joining Nanometrics, from 2011 to 2014, Mr. Murcray served at ZOLL Medical Corporation, a medical device company, as a Vice President, Finance, and was responsible for accounting, finance, information technology, and human resources. From 1994 through 2011, Mr. Murcray held various accounting and finance leadership roles at VNUS Medical Technologies, Inc., Atrenta Inc., ePeople, Inc. and Arthur Andersen LLP. Mr. Murcray holds a B.S. degree in business administration from California Polytechnic State University, San Luis Obispo, and is a certified public accountant in the state of California.

EXECUTIVE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE

Summary Compensation Table

The following table shows the total compensation paid during the fiscal years ended December 31, 2017 and 2016 to our two named executive officers: (1) our former president and chief executive officer, and (2) our chief financial officer and chief operating officer.

Name and Principal Position	Year	Salary (US$)	Options Awards (US$)(1)	Non-Equity Incentive Plan Compensation(2)		All Other Compensation(2)	Total (US$)
Scott Dodson	2017	$392,958	$135,351	$40,425		$1,500	$570,234
Former President and Chief Executive Officer	2016	$360,422	$157,818		$-	$-	$518,240

Scott Murcray	2017	$271,667	$10,567	$19,110		$1,500	$302,844
Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer	2016	$143,824	$219,897	$-		$-	$363,731

(1)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of option awards granted for financial reporting purposes and computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 718, Compensation — Stock Compensation. In each case, the aggregate grant date fair value of the option awards disregards an estimate of forfeitures. A discussion of the assumptions used to determine the grant date fair value of the options may be found in “Note 12 — Stock-based Compensation” in the notes to our consolidated financial statements included elsewhere in this registration statement.

(2)	In 2017, represents the amount of STI, further described under “2017 Bonuses for Executive Officers” below.
(3)	In 2017, represents an employer match for contributions to salary deferral plan under Section 401(k) of Internal Revenue Code. There was no match for any years prior to 2017.

2017 Bonuses for Executive Officers

             On February 13, 2018, the Board, following a recommendation from the Nomination and Remuneration Committee, approved the 2017 short-term incentive (“STI”) and long-term incentive (“LTI”) bonuses as follows:

Executive Officer	Title	2017 STI	2017 LTI
Scott Dodson	Former President and Chief Executive Officer	$40,425	$77,000
Scott Murcray	Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer	$19,110	$40,950

            The 2017 STI is payable in cash. The 2017 LTI is payable in stock options to purchase Class A Common Stock.  The number of stock options issued shall be subject to Board approval, based on the fair value of the Class A Common Stock on the date of grant using the Black Scholes model, and granted subsequent to the issuance of the Company’s 2017 financial statements. On March 5, 2018, the Board approved a stock option grant to Mr. Murcray to purchase 96,237 Shares in settlement of the 2017 LTI award. The options vest 25% after one year, with the remaining balance vesting 1/36 per month for 36 months, for a total vesting period of 4 years, so long as the executive officer is an employee of the Company at the date each tranche of options vest. In the case of Mr. Dodson, the issuance of the stock options was subject to stockholder approval at the 2018 Annual Stockholder Meeting and contingent on his continued employment. Mr. Dodson resigned effective April 6, 2018, and, as such, forfeited his LTI award.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the number of shares covered by stock options held by each of the named executive officers as of the fiscal year ended December 31, 2017.

		Option Awards
		Number of Securities Underlying
		Unexercised Options		Option	Option
	Grant			Exercise	Expiration
Name	Date	Exercisable	Unexercisable	Price ($)	Date
Scott Dodson	5/22/2017(1)	—	200,000	$1.86	5/21/2017
	5/17/2016(2)	90,447	138,053	$1.93	5/16/2026
	3/13/2015(3)	64,063	33,437	$0.50	3/12/2025
	5/31/2013(4)	1,257,503	—	$0.30	5/30/2023
	4/17/2012(2)	367,460	—	$0.30	4/16/2022
	1/11/2011(2)	562,163	—	$0.25	1/10/2021
Scott Murcray	2/21/2017(7)	—	14,361	$2.00	2/21/2027
	8/15/2016(8)	90,000	150,000	$2.64	8/14/2026

(1)

This option was granted pursuant to our 2015 Equity Incentive Plan (“2015 Plan”) and began vesting on May 22, 2017. The shares subject to this option vest 25% on the one year anniversary date and in equal monthly instalments monthly over the remaining three years. This option lapsed in its entirety on April 6, 2018.

(2)

This option was granted pursuant to our 2015 Plan and began vesting on May 17, 2016. The shares subject to this option vest in equal monthly instalments monthly over four years. 123,771 Shares subject to this option lapsed on April 6, 2018.

(3)

This option was granted pursuant to our 2005 Equity Incentive Plan (“2005 Plan”) and began vesting on March 13, 2016. The shares subject to this option vest 25% on the one year anniversary date and in equal monthly instalments monthly over the remaining three years. 8,594 Shares subject to this option lapsed on April 6, 2018.

(4)

This option was granted pursuant to our 2005 Plan and began vesting on May 31, 2014. The shares subject to this option vest 25% on the one year anniversary date and in equal monthly instalments monthly over the remaining three years.

(5)

This option was granted pursuant to our 2005 Plan and began vesting on January 2, 2013. The shares subject to this option vest 25% on the one year anniversary date and in equal monthly instalments monthly over the remaining three years.

(6)

This option was granted pursuant to our 2005 Plan and began vesting on October 1, 2011. The shares subject to this option vest 25% on the one year anniversary date and in equal monthly instalments monthly over the remaining three years.

(7)

This option was granted pursuant to our 2015 Plan and begins vesting on February 21, 2018. The shares subject to this option vest 25% on the one year anniversary date and in equal monthly instalments monthly over the remaining three years.

(8)

This option was granted pursuant to our 2015 Plan and began vesting on June 6, 2017. The shares subject to this option vest 25% on the one year anniversary date and in equal monthly instalments monthly over the remaining three years.

During the year ended December 31, 2017, no named executive officers exercised stock options.

Employment Agreements and Offer Letters

The following section summarizes the employment agreements and offer letters we have entered into with our named executive officers.

Scott Dodson

In September 2010, we entered into an offer letter with Scott Dodson to serve as our president and chief executive officer. Mr. Dodson’s agreement provided for, among other things: (i) an annual base salary of $310,000, subject to annual review, and which has subsequently been increased to $397,000; (ii) an initial grant of incentive options pursuant to our 2005 Plan such that his interest in AirXpanders amounted to 5.5% of our then outstanding fully diluted stock on his hire date; and (iii) certain other benefits including health insurance and travel and other expense reimbursements under our expense policy. Furthermore, 50% of Mr. Dodson’s outstanding stock options will vest immediately and be exercisable upon a change of control and the remainder of Mr. Dodson’s unvested shares shall vest over the succeeding twelve months based on his continued employment unless he is terminated before the end of those twelve months other than for cause, in which case all unvested shares shall vest immediately. If Mr. Dodson’s employment is terminated by us other than for cause, upon execution of a release of claims in a form reasonably acceptable to us, he will receive six months of his then current base salary payable at our regular payroll periods. In addition, we shall make payments on his behalf for continuation of premiums for health insurance under Federal or State COBRA programs.

On November 21, 2017, we entered into an amended and restated offer letter (the "Offer Letter") with Mr. Dodson.  Under the terms of the Offer Letter, in the event of a change of control, 50% of all of Mr. Dodson's then-unvested options shall be deemed immediately vested and exercisable, and the remaining options shall vest equally each month over the following 12 months, provided Mr. Dodson makes himself reasonably available to provide services to the acquiring company.  However, if the Company terminates his employment without Cause prior to the end of that 12-month period, then any then remaining unvested options shall be deemed immediately vested and exercisable.  Under the Offer Letter, “cause” means (a) commission or conviction (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (b) commission or attempted commission of or participation in a fraud or act of dishonesty or misrepresentation against the Company; (c) material breach of duties to the Company; (d) intentional damage to any property of the Company; (e) misconduct, or other violation of Company policy that causes harm; (f) material violation of any written and fully executed contract or agreement between Mr. Dodson and the Company, including without limitation, material breach of the Offer Letter, or of any Company policy, or of any statutory duty owed to the Company; or (g) conduct by Mr. Dodson which in the good faith and reasonable determination of the Company demonstrates gross unfitness to serve.  Additionally, the Offer Letter was revised to state that all post-termination benefits, including, but not limited to, severance, are subject to the execution of an acceptable release of claims form by Mr. Dodson. On April 6, 2018 (California time), Mr. Dodson provided notice of his resignation from all of his positions with the Company, including as the President and Chief Executive Office, and as a member of the Board of Directors, of AirXpanders, effective immediately.

On April 19, 2018, Company and Mr. Dodson entered into a Separation Agreement in connection with Mr. Dodson's resignation. Pursuant to the Separation Agreement, the Company has agreed to continue to pay Mr. Dodson the equivalent of his base salary over the six (6) month period following April 6, 2018 (the “Payment Period”). The Company will additionally reimburse Mr. Dodson his payments for COBRA health insurance benefits during the Payment Period. Under the Separation Agreement, Mr. Dodson has provided customary broad form releases and other confidentiality covenants to the Company in connection with his resignation.

Scott Murcray

In June 2016, we entered into an offer letter with Scott Murcray to serve as our chief financial officer and chief operating officer. Mr. Murcray’s agreement provides for, among other things: (i) an annual base salary of $265,000, subject to annual review, and which has subsequently been increased to $300,000 and (ii) stock options. Furthermore, all of Mr. Murcray’s outstanding stock options will vest immediately upon a change of control. Mr. Murcray’s employment may be terminated at any time, with or without cause, with or without notice, at the option of either AirXpanders or Mr. Murcray. In the event we terminate Mr. Murcray’s employment without cause, we will pay Mr. Murcray severance equal to (i) six months of base salary continuance and (ii) six months continuation of all health benefits being provided by us as of the date of termination. In the event we terminate Mr. Murcray’s employment without cause, as a result of or within 12 months of a change of control, 100% of all Mr. Murcray’s unvested options shall be deemed immediately vested and exercisable. Such benefits are subject to the execution of an acceptable release of claims form by Mr. Murcray within the prescribed 45 days.

On November 6, 2017, we entered into an amended and restated the offer letter with Mr. Murcray to revise the change of control provisions related to his unvested stock options. Under the terms of the new offer letter, in the event we terminate Mr. Murcray’s employment without cause, as a result of or within 12 months of a change of control, 50% of all Mr. Murcray’s unvested options shall be deemed immediately vested and exercisable, and the remaining options shall vest equally each month over the following 12 months, provided Mr. Murcray makes himself reasonably available to provide services to the acquiring company. Such benefit is subject to the execution of an acceptable release of claims form by Mr. Murcray within the prescribed 45 days. No other changes were made to the original offer letter.

On February 13, 2018, we granted Mr. Murcray an option to purchase 600,000 Shares under the 2015 Plan. The options will vest 100% after three years, so long as Mr. Murcray is an employee of the Company at the date the options fully vest.

On April 10, 2018, the Board appointed Mr. Murcray as Interim President and Chief Executive Officer and entered into an Amendment to Offer Letter Agreement (the “Agreement”) pursuant to which Mr. Murcray's annual base salary will be adjusted to $397,000, for as long as he serves as the Interim President and Chief Executive Officer, provided that, if he earns less than $25,000 of incremental base salary, calculated as the difference between his new base salary of $397,000 and his current base salary of $300,000 ("Earned Incremental Salary"), an additional payment will be due to Mr. Murcray for the difference between $25,000 and the Earned Incremental Salary.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, other than our 401(k) retirement plan which is available for all of our employees, including our named executive officers.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plan.

Termination of Employment and Change-in-Control Potential Payouts

The following table sets forth potential payouts for termination of employment and change-in-control for each of the named executive officers as of the fiscal year ended December 31, 2017.

		Not in connection with	In connection with
		Change in Control	Change in Control
			Termination Without Cause/Good
		Termination Without	Reason or Due to
		Cause/Good Reason ($)	Disability or Death ($)
Scott Dodson	Severance pay(1)	$192,500	$192,500
	Equity vesting acceleration(2)	—	19,895
	Health care benefits continuation(3)	14,775	14,775
		$207,275	$227,170

Scott Murcray	Severance pay(1)	$136,500	$136,500
	Equity vesting acceleration(2)	—	—
	Health care benefits continuation(3)	1,326	1,326
		$137,826	$137,826

(1)	Each named officer is entitled to six months base salary upon termination without cause.
(2)

In connection with a change in control, Mr. Murcray is entitled to 50% accelerated vesting of all unvested options and the remainder shall vest over the succeeding twelve months provided that he makes himself reasonably available, if requested by the Company (or its successor), to provide services to the Company (or its successor). The value of the compensation is based on the difference between the exercise price of accelerated options and the market value of the underlying shares as of December 31, 2017, calculated based on the closing market price of our stock on December 31, 2017, the last trading day of our fiscal year ($1.69 per share) (calculated based upon the closing price of our CDIs on that date multiplied by three (to account for the three CDIs that represent one share of our common stock) and converted to U.S. dollars by the exchange rate on that date). Mr. Murcray’s exercise price exceeded $1.69 at December 31, 2017.

(3)	Each named officer is entitled to six months health continuation benefits upon termination without cause or good reason.

Employee Benefits

Executive Compensation Policy

The Company aims to reward executives with a level and mix of remuneration appropriate to their position, experience and responsibilities, while being market competitive and enabling the Company to structure awards that may conserve cash reserves due to the Company’s current development stage.

The Nomination and Remuneration Committee, with the Board, actively reviews the Company’s remuneration structure and benchmarks the proportion of fixed remuneration, short-term incentives and long-term incentives against relevant comparators to ensure the policy objectives are met and are in-line with good corporate practice for AirXpanders’ size, industry and stage of development. Remuneration levels are considered annually through the remuneration review, which considers industry benchmarks in the United States, specifically the Bay Area, and taking into consideration Australian requirements, and the performance of the Company and individual. Other factors taken into account in determining remuneration include a demonstrated record of performance and the Company’s ability to pay. In the case of executives, the chief executive provides recommendations to the Nomination and Remuneration Committee.

Remuneration benchmarking is undertaken with reference to industry peers, together with, where appropriate, other benchmarking reports which apply to specific positions. There are no guaranteed base pay increases or bonuses in any executive contracts.

The remuneration framework incorporates “at risk” components, which are determined by performance, through short-term incentive and long-term incentive awards. Executive performance is assessed against a suite of measures relevant to the success of the Company and generating growth and returns for stockholders. The Board aims to offer remuneration that balances fixed and variable (at risk) short and long-term incentives.

Fixed Remuneration

The Company aims to provide a competitive base salary with reference to the role, market and experience.  The performance of the Company and individual are considered during the annual remuneration review.

Short-Term Incentives

The Company allocates cash bonuses linked to internal key performance indicators, both business unit and corporate, which are important drivers of value and typical within the medical device industry. The key performance indicators include the achievement of specified manufacturing, sales and business development milestones.

Long-Term Incentives

Our equity-based long-term incentive program is designed to align executives’ long-term incentives with stockholder value creation and is administered by the Board. We believe that long-term participation by our executive officers in equity-based awards is an important factor in the achievement of long-term company goals and business objectives. The key performance indicators used as the basis for rewarding long-term equity incentives include share price growth, development of manufacturing capability, market share growth and capital management. AirXpanders’ 2005 Equity Plan (“2005 Plan”) was adopted initially by the Board and approved by the stockholders in March 2005. The 2005 Plan was subsequently amended in January 2012 and May 2013 to increase the number of options and stock purchase rights reserved for issuance under the 2005 Plan. The 2005 Plan expired in March 2015 and was succeeded by the 2015 Equity Incentive Plan (“2015 Plan”). Previously granted equity awards that are forfeited, canceled or expired under the 2005 Plan are added back to the 2015 Plan share reserve. In addition, the 2015 Plan contains an evergreen provision which allows for an annual increase equal to 2% of the number of shares outstanding as of December 31 of the preceding calendar year from January 1, 2016 through January 1, 2025 and subject to the Board’s approval. The annual increase will no longer have effect once the share reserve reaches 10% of the fully diluted capital stock less shares issuable upon exercise of outstanding equity awards.

Under our 2015 Plan, we may grant incentive stock options, non-statutory options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other stock-based awards (equity awards) to our employees, including our named executive officers, directors and consultants. We historically made an initial award of stock options to new employees as well as annual stock option grants as part of our overall compensation program. Annual grants of options to our named executive officers, other than our chief executive officer, have been recommended by the chief executive officer, reviewed by our Nomination and Remuneration Committee and approved by our Board. Annual grants of options to our chief executive officer have been made by our Nomination and Remuneration Committee and our Board. In addition, under the ASX Listing Rules, grants to directors are subject to stockholder approval and as a result, grants to our chief executive officer who is also an executive director, are subject to stockholder approval.

The market price for our common stock since the closing of our initial public offering on the ASX on June 22, 2015 is calculated based upon the closing price of our CDIs on the date of grant of the equity award multiplied by three (to account for the three CDIs that represent one share of our common stock) and converted to U.S. dollars by the exchange rate on the date of grant. Prior to our initial public offering, our Board determined the fair market value of our common stock in good faith based upon consideration of a number of relevant factors including our financial condition, the likelihood of a liquidity event, the prices at which our convertible preferred stock was sold, the enterprise value of comparable companies, our cash needs, operating losses, market conditions, material risks to our business and valuations obtained from independent valuation firms. All equity awards to our employees, consultants and directors were granted at no less than the fair market value of our common stock as determined in good faith by our Board on the date of grant of each award.

Generally, Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to certain executive officers.  Companies that completed an initial offering of their equity securities to the public within a prescribed number of years generally are permitted a transition period before the deduction limit of Section 162(m) becomes applicable to compensation paid in accordance with plans and arrangements that were in effect at the time of their initial public offering, subject to certain exceptions. This transition period may extend until our Annual Meeting of Stockholders that occurs in 2019, unless it is terminated earlier under the Section 162(m) post-initial public offering rules or under the amendments to Section 162(m) that were part of the tax reform legislation under the Tax Cuts and Jobs Act of 2017 effective for taxable years beginning after December 31, 2017.

There are references in the description of the 2015 Plan under Item 4 – Approve the Issue of Securities under the 2015 Plan – to provisions that are intended to apply to awards under the 2015 Plan once the transition period expires and Section 162(m) becomes applicable to the Company. These provisions are intended to comply with the “performance-based compensation” exemption under Section 162(m).  However, the exemption from the deduction limit under Section 162(m) of the Code for “performance-based compensation” has been repealed as part of the tax reform legislation, such that compensation paid to our “covered employees” in excess of $1 million will not be deductible unless it qualifies for transition relief set forth in the tax reform legislation.  The Nomination and Remuneration Committee will continue to monitor forthcoming guidance from the Internal Revenue Service on the applicability of Section 162(m) of the Code to its ongoing compensation arrangements and the effect of the tax reform legislation.   While the Nomination and Remuneration Committee considers the deductibility of awards as one factor in determining executive compensation, it may also look at other factors in making its decisions, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes

Initial Stock Option Awards

We typically make an initial award of stock options to new executives in connection with the commencement of their employment. These grants have an exercise price equal to the fair market value of our common stock on the grant date and generally vest as to 25% of the total shares on the 12-month anniversary of the vesting date and 1/48th of the total shares on each of the 36 monthly vesting dates thereafter. The initial stock option awards are intended to provide the executive with incentive to build value in the organization over an extended period of time and to maintain competitive levels of total compensation. The size of the initial stock option award is determined based on numerous factors, including the executive’s skills and experience, the executive’s responsibilities, internal equity and an analysis of the practices of national and regional companies in the medical device industry similar to us.

Additional Equity Awards

In the future, and subject to any stockholder approval requirement under the ASX Listing Rules, we expect to continue to make additional equity awards as part of our overall performance management program with the intent of making such grants concurrent with an annual performance review at the beginning of each fiscal year. We intend that the annual aggregate value of these awards will be set near competitive levels for companies represented in the compensation data we review. As is the case when the amounts of base salary and initial equity awards are determined, we conduct a review of all components of the executive’s compensation when determining annual equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives.

Our stockholders approved a grant to our former chief executive officer at our 2017 Annual Meeting. See also the foregoing table entitled “Summary Compensation” and the notes to that table below for more information on the 2017 equity incentive grants made to our named executive officers.

We do not currently have any securities ownership requirements for our named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of AirXpanders common stock, and common stock held as CDIs, as of February 28, 2018, by each director, by each of the named executive officers, by all directors and executive officers as a group, and by all persons known to AirXpanders to be the beneficial owners of more than 5% of AirXpanders stock. Unless otherwise indicated, all persons and entities have sole voting and investment power over the shares reported. As of the close of business on February 28, 2018, there were 95,943,408 shares of Class A Common Stock (“Shares”) outstanding. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of February 28, 2018, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o AirXpanders, Inc., 1047 Elwell Court, Palo Alto, California 94043, United States of America.

	Amount and Nature of Beneficial Ownership (1) Shares
Name Of Beneficial Owner – 5% Stockholders	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Vivo Ventures Fund (2)	16,842,159	17.55%
GBS Venture Partners Pty Limited (GBS Bioventures IV A/C)(3)	14,934,786	15.57%
Greencape Capital Pty Ltd. (4)	8,176,933	8.52%
Regal Funds Management Pty Ltd.(5)	5,634,068	5.87%

Name Of Beneficial Owner – Directors And Officers	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Barry Cheskin(6)	556,053	*
Dennis Condon (7)	167,131	*
Elizabeth Hammack(7)	45,787	*
Gregory Lichtwardt(7)	68,148	*
Zita Peach(7)	68,148	*
Scott Dodson(7)	2,368,803	2.5%
Scott Murcray(7)	114,188	*
All executive officers and directors as a group (7 persons)(8)	3,388,258	3.5%

* Less than 1 percent

(1)

As determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934. Information with respect to principal stockholders is obtained from Schedules 13G and 13G/A and except as indicated in the footnotes below, is as of December 31, 2017, and does not reflect changes, if any, since that date.

(2)

Based upon a Schedule 13G filed with the SEC on July 10, 2017, reporting beneficial ownership as of June 30, 2017. Vivo Ventures Fund includes Vivo Venture Fund VII L.P. (“Vivo VII”) and Vivo Ventures VII Affiliates Fund L.P. (“Vivo Affiliates VII”). Vivo Ventures VII, LLC (“Vivo Ventures VII”) is the sole general partners of Vivo VII and Vivo Affiliates VII. The managing members of Vivo Ventures VII are Drs. Albert Cha, Edgar Engleman, Frank Kung, Chen Yu and Mr. Shan Fu, each of whom may be deemed to have shared voting and dispositive power of the shares and CDIs held by Vivo VII and Vivo Affiliates VII. The address for Vivo Ventures Fund is 505 Hamilton Ave #207, Palo Alto, CA 94301.

(3)

Based upon a Schedule 13G/A filed with the SEC on July 28, 2017, reporting beneficial ownership as of June 30, 2017. GBS Venture Partners Pty Ltd includes GBS BioVentures IV Fund. The members of the Investment Committee of GBS Venture Partners Pty Ltd are Ms. Brigitte Smith, Mr. Ben Gust, Prof. John Mills and Dr. George Morstyn, each of whom may be deemed to share the voting and dispositive power of the shares and CDIs held by the GBS BioVentures IV Fund. The address for GBS Venture Partners Pty Limited is P.O. Box 36, Flinders Lane, Melbourne VIC 8009, Australia.

(4)	Based upon a Schedule 13G filed with the SEC on February 13, 2018. The address of Greencape Capital Pty Ltd. is Level 19, 31 Queens Street, Melbourne Victoria 3000, Australia.

(5)

Based upon a Schedule 13G filed with the SEC on July 28, 2018. The address of Regal Funds Management Pty Ltd. is Level 47 - Gateway, 1 Macquarie Place, Sydney NSW 2000, Australia. Regal Funds Management Pty Ltd (Regal), is the trustee and manager of the Atlantic Absolute Return Fund and the Regal Australian Small Companies Fund. Philip King is the Chief Investment Officer of Regal and may be deemed to have voting and dispositive power of the CDIs held by the Atlantic Absolute Return Fund and the Regal Australian Small Companies Fund. Michael J. Bassett is a portfolio manager for Regal and may be deemed to have voting and dispositive power of the CDIs held by the Regal Australian Small Companies Fund.

(6)	Includes 408,515 shares subject to options exercisable within 60 days of February 28, 2018. Mr. Cheskin’s shares include 147,538 shares held by Mr. Cheskin directly as CDIs.

(7)	Consisted solely of shares subject to options exercisable within 60 days of February 28, 2018.

(8)	Includes 3,240,720 shares subject to options exercisable within 60 days of February 28, 2018.

Report of the Audit and Risk Committee of the Board of Directors*

The Audit and Risk Committee reviews AirXpanders' financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Audit and Risk Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. AirXpanders' independent auditors are engaged to audit and report on the conformity of our financial statements to accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting.

In this context, the Audit and Risk Committee reviewed and discussed with management the audited financial statements of AirXpanders for the year ended December 31, 2017. The Audit and Risk Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard 1301, Communications with Audit and Risk Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit and Risk Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the foregoing, the Audit and Risk Committee recommended to the Board of Directors that our audited consolidated financial statements as of and for the year ended December 31, 2017, be included in our Annual Report on Form 10-K for the year ended December 31, 2017, for lodgment with the Australian Securities Exchange and filing with the United States Securities and Exchange Commission.

The Audit and Risk Committee

Gregory Lichtwardt

Dennis Condon

Elizabeth Hammack

*

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of AirXpanders under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish AirXpanders with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such form received by us or written representations from certain reporting persons, we believe that our executive officers and directors have complied with all applicable filing requirements.

ITEM 2

Approval of 10% Placement Facility

Background

ASX Listing Rule 7.1A enables eligible entities to issue equity securities up to 10% of its issued share capital through placements over a 12 month period after the annual meeting (“10% Placement Facility”). The 10% Placement Facility is in addition to the Company's 15% placement capacity under ASX Listing Rule 7.1.

An eligible entity for the purposes of ASX Listing Rule 7.1A is an entity that is not included in the S&P/ASX 300 Index and has a market capitalization of A$300 million or less. The Company is an eligible entity.

The Company is now seeking stockholder approval by way of a special resolution to have the ability to issue “equity securities” under the 10% Placement Facility. “Equity securities” includes (a) a share, (b) a unit, (c) a right to a share or unit or option, (d) an option over an issued or unissued security and (e) a convertible security (an "Equity Security").

The exact number of Equity Securities to be issued under the 10% Placement Facility will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 (refer below).

Description of Listing Rule 7.1A

(a)   Stockholder approval

The ability to issue Equity Securities (such as CDIs) under the 10% Placement Facility is subject to stockholder approval by way of a special resolution at an annual meeting.

(b)   Equity Securities

Any Equity Securities issued under the 10% Placement Facility must be in the same class as an existing quoted class of Equity Securities of the Company.

(c)   Formula for calculating 10% Placement Facility

ASX Listing Rule 7.1A.2 provides that eligible entities which have obtained stockholder approval at an annual meeting may issue or agree to issue, during the 12 month period after the date of the annual meeting, a number of Equity Securities calculated in accordance with the following formula:

(A x D) – E

A is the number of Shares on issue 12 months before the date of issue or agreement to issue:

(A) plus the number of fully paid Shares issued in the 12 months under an exception in ASX Listing Rule 7.2;
(B) plus the number of partly paid Shares that became fully paid in the 12 months;

(C)  plus the number of fully paid Shares issued in the 12 months with approval of holders of shares under ASX Listing Rules 7.1 or 7.4. This does not include an issue of fully paid shares under the entity's 15% placement capacity without stockholder approval

(D) less the number of fully paid Shares cancelled in the 12 months.

Note that A has the same meaning in ASX Listing Rule 7.1 when calculating an entity's 15% placement capacity.

D is 10%

E is the number of Equity Securities issued or agreed to be issued under ASX Listing Rule 7.1A.2 in the 12 months before the date of the issue or agreement to issue that are not issued with the approval of stockholders under ASX Listing Rule 7.1 or 7.4.

(d) ASX Listing Rule 7.1 and ASX Listing Rule 7.1A

If passed, Item 2 will allow the Board to issue up to an additional 10% of the Company’s issued capital during the 12 month period following the date of the Annual Meeting without requiring further stockholder approval. This is in addition to the Company’s 15% annual placement capacity provided for in ASX Listing Rule 7.1.

The actual number of Equity Securities that the Company will have capacity to issue under ASX Listing Rule 7.1A will be calculated at the date of issue of the Equity Securities in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 (refer to section (c) above).

(e) Minimum Issue Price

The issue price of Equity Securities issued under ASX Listing Rule 7.1A must be not less than 75% of the volume weighted average market price of Equity Securities in the same class calculated over the 15 trading days on which trades in the relevant class were recorded immediately before:

(i)  the date on which the price at which the Equity Securities are to be issued is agreed; or

(ii)  if the Equity Securities are not issued within 5 trading days of the date in paragraph (i) above, the date on which the Equity Securities are issued.

(f) 10% Placement Period

Stockholder approval of the 10% Placement Facility under ASX Listing Rule 7.1A is valid from the date of the Annual Meeting at which the approval is obtained and expires on the earlier to occur of:

(i)  the date that is 12 months after the date of the Annual Meeting at which the approval is obtained; or

(ii)  the date of the approval by stockholders of a transaction under ASX Listing Rules 11.1.2 (a significant change to the nature or scale of activities) or 11.2 (disposal of main undertaking), or such longer period if allowed by the ASX (“10% Placement Period”).

(g) Special Resolution

Item 2 is a special resolution and therefore requires approval of 75% of the votes cast by stockholders present and eligible to vote (in person or by proxy).

Specific information required by ASX Listing Rule 7.3A

Pursuant to and in accordance with ASX Listing Rule 7.3A, information is provided in relation to the approval of the 10% Placement Facility as follows:

(a)  The Equity Securities will be issued at an issue price of not less than 75% of the volume weighted average market price for the Equity Securities over the 15 trading days on which trades in that class were recorded immediately before:

(i) the date on which the price at which the Equity Securities are to be issued is agreed; or
(ii) if the Equity Securities are not issued within 5 trading days of the date in paragraph (i) above, the date on which the Equity Securities are issued.

(b)  If Item 2 is approved by stockholders and the Company issues Equity Securities under the 10% Placement Facility, the existing stockholders' voting power in the Company will be diluted as shown in the below table (in the case of options, only if the options are exercised). There is a risk that:

(i) the market price for the Company's Equity Securities may be significantly lower on the date of the issue of the Equity Securities than on the date of the Annual Meeting; and

(ii)  the Equity Securities may be issued at a price that is at a discount to the market price for the Company's Equity Securities on the issue date,

which may have an effect on the amount of funds raised by the issue of the Equity Securities.

The table below shows the dilution of existing stockholders and holders of CDIs on the basis of the current market price of CDIs and the current number of CDIs for variable "A" calculated in accordance with the formula in ASX Listing Rule 7.1A.2 as at the date of this Proxy Statement.

The table also shows:

- two examples where variable “A” has increased, by 50% and 100%. Variable “A” is based on the number of CDIs the Company has on issue. The number of CDIs on issue may increase as a result of issues of ordinary securities that do not require stockholder approval (for example, a pro rata entitlement issue or scrip issued under a takeover offer) or future specific placements under ASX Listing Rule 7.1 that are approved at a future stockholders’ meeting; and

- two examples of where the issue price of ordinary securities has decreased by 50% and increased by 100% as against the current market price.

		Dilution
		A$0.10	A$0.19	A$0.38
Variable 'A' in ASX Listing Rule 7.1A.2 (CDIs)		50% decrease in Issue Price	Issue Price	100% increase in Issue Price
Current Variable A - 287,830,224	10% Voting dilution	28,783,022	28,783,022	28,783,022
	Funds Raised	A$2,878,302	A$5,468,774	A$10,937,548
50% increase in current Variable A - 431,745,336	10% Voting dilution	43,174,534	43,174,534	43,174,534
	Funds Raised	A$4,317,453	A$8,305,761	A$16,406,323
100% increase in current Variable A - 575,660,448	10% Voting dilution	57,566,045	57,566,045	57,566,045
	Funds Raised	A$5,756,605	A$10,937,549	A$21,875,097

The table has been prepared on the following assumptions:

(i) The Company issues (as CDIs) the maximum number of Equity Securities available under the 10% Placement Facility.
(ii) No options or warrants that the Company currently has on issue are exercised into Shares before the date of the issue of the Equity Securities.
(iii) The 10% voting dilution reflects the aggregate percentage dilution against the issued share capital at the time of issue. This is why the voting dilution is shown in each example as 10%.

(iv)  The table does not show an example of dilution that may be caused to a particular stockholder by reason of placements under the 10% Placement Facility, based on that stockholder’s holding at the date of the Annual Meeting.

(v) The table shows only the effect of issues of Equity Securities under Listing Rule 7.1A, not under the 15% placement capacity under ASX Listing Rule 7.1.
(vi) The issue of Equity Securities under the 10% Placement Facility consists only of CDIs.
(vii) The issue price is A$0.19, being the closing price of the CDIs on ASX on April 9, 2018.

(c) The Company will only issue and allot the Equity Securities relating to the 10% Placement Facility during the 10% Placement Period. The approval under Item 2 for the issue of the Equity Securities will cease to be valid in the event that stockholders approve a transaction under ASX Listing Rule 11.1.2 (a significant change to the nature or scale of activities) or ASX Listing Rule 11.2 (disposal of main undertaking).

(d) The Company may seek to issue the Equity Securities for the following purposes:

(i)  non-cash consideration for the acquisition of new assets and investments. In such circumstances the Company will provide a valuation of the non-cash consideration as required by Listing Rule 7.1A.3; or

(ii)  cash consideration. In such circumstances, the Company intends to use the funds raised towards working capital requirements and ongoing business development activities and/or for acquisition of new assets or investments (including expenses associated with such acquisition).

The Company will comply with the disclosure obligations under ASX Listing Rules 7.1A.4 and 3.10.5A upon issue of any Equity Securities.

(e) The Company’s allocation policy is dependent on the prevailing market conditions at the time of any proposed issue pursuant to the 10% Placement Facility. The identity of the allottees of Equity Securities will be determined on a case-by-case basis having regard to factors including but not limited to the following:

1.	the methods of raising funds that are available to the Company, including but not limited to, rights issue or other issue in which existing stockholders can participate;
2.	the effect of the issue of the Equity Securities on the control of the Company;
3.	the financial situation and solvency of the Company; and
4.	advice from corporate, financial and broking advisers (if applicable).

The allottees under the 10% Placement Facility have not been determined as at the date of this Proxy Statement but may include existing substantial stockholders and/or new stockholders who are not related parties or associates of a related party of the Company.

Further, if the Company acquires new assets or investments, it is possible that the allottees under the 10% Placement Facility will be the vendors of the new assets or investments.

(f)   The Company last obtained stockholder approval under ASX Listing Rule 7.1A at the 2016 Annual Meeting held on May 17, 2016. The Company did not obtain approval at the 2017 Annual Meeting.

The Company issued, during the 12 months preceding the date of this Annual Meeting:

1. 141,864 CDIs (equivalent to 47,288 Shares) representing .05% of the total number of CDIs on issue at the commencement of that period.

2. Options to acquire 2,656,454 Shares (equivalent to 7,969,362 CDIs) representing 2.8% of the CDIs on issue at the commencement of that period. The Options were granted for nil consideration on the terms set out below, under the 2015 Plan. Each Option provides an entitlement to one Share, being three CDIs.

3. A warrant on August 4, 2017, for the purchase of 277,778 Shares (equivalent to 833,334 CDIs) representing 0.3% of the CDIs on issue at the commencement of that period. The warrant has an exercise price of US$1.62 per Share.

4. A warrant on April 26, 2018, for the purchase of 277,778 Shares (equivalent to 833,334 CDIs) representing 0.3% of the CDIs on issue at the commencement of that period. The warrant has an exercise price of US$0.32 per Share.

(g) The Company issued, during the 12 months preceding the date of this Annual Meeting, the Equity Securities set out in the table below:

Date of issue	Allottee/s	Equity Security	Price (and discount to market if any)	Key terms
August 4, 2017	Oxford Finance LLC	Warrant for the purchase of 277,778 Shares (equivalent to 833,334 CDIs)	Nil. Warrant issued in connection with Loan and Security Agreement with Oxford Finance LLC.	Exercise price of US$1.62 per Share, expiration date of August 4, 2027.

Various	Employees and directors	Options for the purchase of 2,656,454 Shares (equivalent to 7,969,362 CDIs)	Nil. Options issued in connection with service.	Exercise price of US$1.15 to US$1.86 per Share, with expiration dates of up to March 2028.

Various	Current and former option holders	47,288 Shares (equivalent to 114,864 CDIs)	Exercise prices ranging from US$0.005 to US$1.98 per share.

April 26, 2018	Oxford Finance LLC	Warrant for the purchase of 277,778 Shares (equivalent to 833,334 CDIs)	Nil. Warrant issued in connection with a Waiver and Second Amendment to Loan and Security Agreement with Oxford Finance LLC dated April 26, 2018.	Exercise price of US$0.32 per Share, expiration date of April 26, 2028.

Voting Exclusion for Item 2

A voting exclusion applies to this Item as set out in the Notice of Meeting.

At the date of this Proxy Statement, the Company has not approached any particular existing stockholder or security holder or an identifiable class of existing security holder to participate in the issue of the Equity Securities. No existing stockholder's votes will therefore be excluded under the voting exclusion.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ITEM 2.

THE CHAIRMAN INTENDS TO VOTE UNDIRECTED PROXIES IN FAVOUR OF ITEM 2.

ITEMS 3(a) – 3(e)

GRANTS OF OPTIONS TO NON-EXECUTIVE DIRECTORS

Introduction

The Company is proposing to issue to the non-executive directors of the Company, options to purchase Shares (“Options”) under the AirXpanders, Inc. 2015 Equity Incentive Plan (“2015 Plan”).

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, the resolutions under Item 3(a) to 3(e) seek stockholder approval under ASX Listing Rule 10.14 and for all other purposes, for each of the following grants of Options:

- Mr. Barry Cheskin, Chairman and Non-Executive Director (assuming Item 1(a) is passed) – options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(a));

- Mr. Dennis Condon, Non-Executive Director – options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(b));

- Ms. Elizabeth Hammack, Non-Executive Director - options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(c));

- Mr. Gregory Lichtwardt, Non-Executive Director– options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(d)); and

- Ms. Zita Peach, Non-Executive Director– options to purchase 83,837 Shares (equivalent to 251,511 CDIs) (Item 3(e)).

The maximum number of Options that may be acquired by the non-executive directors if stockholder approval is given for each of Items 3(a) to 3(e) is 419,185 (equivalent to options to purchase 1,257,555 CDIs).

Subject to stockholder approval, the Options will be granted to Mr. Cheskin, Mr. Condon, Ms. Hammack, Mr. Lichtwardt and Ms. Peach on or shortly following the date of the Annual Meeting (May 22, 2018) (and in any event, within 12 months after the Annual Meeting).

The Options will be granted on the terms set out below, under the 2015 Plan.

The Company recognizes that its operations are currently at the initial commercialization stage and that it is essential to attract and retain high caliber non-executive directors while closely monitoring cash flow. The grant of Options is proposed for the non-executive directors in lieu of a higher cash remuneration in order to preserve the Company’s cash. The Board considers that the grant of Options to its non-executive directors as part of their remuneration aligns their interests with the interests of the Company’s stockholders. The proposed issue of the Options to the non-executive directors do not have performance hurdles or performance rights attached to them.

Principal Terms of the Options

If Items 3(a) to 3(e) are approved by stockholders, the Options to be issued to the non-executive directors will be issued on the following terms and conditions:

Exercise Price

The exercise price of the Options will be equal to the closing price of the Company’s CDIs on ASX (multiplied by three for the per Share exercise price) on the date of the grant of the Options, as converted to US dollars. Upon exercise, each option will entitle the optionee to one Share.

The Options will be issued for nil cash consideration.

Vesting Conditions

The Options will vest over 12 months from the date of grant, in equal monthly instalments.

Lapsing of Options

The Options will lapse as soon as the director is no longer providing services to the Company (in which case any vested Options must be exercised within 90 days of cessation of service). In any case, the Options will expire if they have not been exercised by the tenth (10th) anniversary of the date of grant.

Acceleration of Vesting upon a Change in Control

Except for the Options to be issued to Mr. Barry Cheskin, there will be no acceleration of vesting of Options upon a change of control of the Company.

Source of Shares

At the discretion of the Board, the Shares required in connection with the Options may be provided either by issuing new Shares or by acquiring existing Shares.

Other information required by ASX Listing Rule 10.15

In accordance with ASX Listing Rule 10.15.4:

●	Mr. Barry Cheskin received 49,950 options for nil consideration, at an exercise price of US$1.86 per Share on May 23, 2017 in accordance with approval granted at the 2017 Annual Meeting;

●

Mr. Scott Dodson (our former chief executive officer) received 200,000 options for nil consideration, at an exercise price of US$1.86 per Share on May 23, 2017 in accordance with approval granted at the 2017 Annual Meeting. All such options lapsed upon Mr. Dodson’s cessation of employment on April 6, 2018;

●	Mr. Dennis Condon received 49,950 options for nil consideration, at an exercise price of US$1.86 per Share on May 23, 2017 in accordance with approval granted at the 2017 Annual Meeting;

●	Ms. Elizabeth Hammack received 49,950 options for nil consideration, at an exercise price of US$1.86 per Share on May 23, 2017 in accordance with approval granted at the 2017 Annual Meeting;

●	Mr. Gregory Lichtwardt received 49,950 options for nil consideration, at an exercise price of US$1.86 per Share on May 23, 2017 in accordance with approval granted at the 2017 Annual Meeting; and

●	Ms. Zita Peach received 49,950 options for nil consideration, at an exercise price of US$1.86 per Share on May 23, 2017 in accordance with approval granted at the 2017 Annual Meeting.

Mr. Cheskin, Mr. Condon, Ms. Hammack, Mr. Lichtwardt and Ms. Peach have not received and will not receive any loan from the Company in connection with the grant or exercise of the Options.

All of the directors of the Company as of the date of this Proxy Statement, being Mr. Barry Cheskin, Mr. Dennis Condon, Ms. Elizabeth Hammack, Mr. Gregory Lichtwardt and Ms. Zita Peach, are all eligible to participate in the 2015 Plan.

Voting Exclusion for Items 3(a) to 3(e)

A voting exclusion applies to each of the resolutions in Items 3(a) to 3(e) (inclusive) as set out in the Notice of Meeting.

THE BOARD (EXCLUDING MR. CHESKIN, MR. CONDON, MS. HAMMACK, MR. LICHTWARDT AND MS. PEACH IN RESPECT OF THEIR OWN PROPOSED GRANT) UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ITEMS 3(a) TO 3(e).

THE CHAIRMAN INTENDS TO VOTE UNDIRECTED PROXIES IN FAVOUR OF EACH OF THESE ITEMS.

ITEM 4

APPROVAL THE ISSUE OF SECURITIES UNDER THE 2015 EQUITY INCENTIVE PLAN

ASX Listing Rule 7.1 provides that the prior approval of our stockholders is required for an issue of equity securities if the securities will, when aggregated with the securities issued by the Company during the previous 12 months, exceed 15% of the number of securities on issue at the commencement of that 12 month period.

ASX Listing Rule 7.2 sets out certain exceptions to ASX Listing Rule 7.1. Exception 9 of ASX Listing Rule 7.2 (“Exception 9”) provides that issues under an employee incentive scheme are not counted towards the 15% issue capacity in ASX Listing Rule 7.1 for a period of three years if stockholders approve the issue of securities under the scheme for the purposes of this exception.

Accordingly, Item 4 seeks approval from stockholders (for the purposes of Exception 9 and all other purposes) for the issue of securities under the 2015 Plan (including the Australian Sub-Plan). Approval of this Item 4 will mean that for the period of three years following the date of this Annual Meeting, any issues of securities made under the 2015 Plan will be excluded from the calculation of the Company’s 15% issue capacity under ASX Listing Rule 7.1 and any additional 10% placement capacity under ASX Listing Rule 7.1A (if such additional placement capacity is approved by stockholders in accordance with ASX Listing Rule 7.1A).

The Company adopted its 2015 Plan prior to listing on ASX as a successor equity incentive plan to its 2005 Plan. A summary of the 2015 Plan was included in the prospectus for the Company’s initial public offering, meaning that securities issued under the 2015 Plan since the Company’s listing have been excluded from ASX Listing Rule 7.1 in accordance with paragraph (a) of Exception 9. The number of awards that have been granted under the 2015 Plan as of April 10, 2018 is set out below the summary of the 2015 Plan.

The Board is now asking stockholders at this Annual Meeting to approve the 2015 Plan for the purposes of Exception 9 and all other purposes.

A summary of the terms of the 2015 Plan is set out below. A copy is also included in Appendix A.

Summary of 2015 Plan

The Board adopted and the stockholders approved the AirXpanders, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) in May 2015, prior to the Company’s listing on ASX. All references herein to our 2015 Plan shall be deemed to refer to our 2015 Plan, as amended and restated, unless context requires otherwise.

Our 2015 Plan provides for the grant of incentive stock options (ISOs), nonstatutory stock options (NSOs), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other stock awards, or collectively, awards. ISOs may be granted only to Company employees (including officers, employees of our affiliates and directors who are also employees). All other awards may be granted to our employees, including our officers, our non-employee directors and consultants and the employees and consultants of our affiliates.

Authorized Shares

The aggregate number of Shares that may be issued pursuant to stock awards under our 2015 Plan is the sum of (1) 1,500,000 Shares, plus (2) up to 4,099,835 Shares subject to outstanding stock options or other stock awards that were granted under our 2005 Plan (as defined herein) that are forfeited, terminate, expire or are otherwise not issued. Additionally, the number of Shares reserved for issuance under our 2015 Plan automatically increases on January 1st of each calendar year beginning on January 1, 2016, and ending on and including January 1, 2025, in an amount equal to 2.0% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year, subject to a cap equal to 10% of the fully diluted number of shares of capital stock of the Company as of the same date. At December 31, 2017 and 2016, 6,387,060 and 5,216,327 options were vested and expected to vest with a weighted-average exercise price of $1.18 and $0.3775 and weighted average remaining contractual life of 6.8 and 6.6 years, respectively. The weighted average grant date fair value per share of options granted during the years ended December 31, 2017 and 2016 was $0.67 and $0.8553, respectively. The fair value of shares vested during the years ended December 31, 2017 and 2016 was $0.6 million and $0.2 million, respectively. The weighted average exercise price of options exercised during the year ended December 31, 2017 and 2016 was $0.28 and $0.25, respectively. The intrinsic value of the options exercised during the year ended December 31, 2017 and 2016 was $750,122 and $98,407, respectively.

Shares subject to stock awards granted under our 2015 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of Shares available for issuance under our 2015 Plan. Additionally, Shares become available for future grant under our 2015 Plan if they were issued under stock awards under our 2015 Plan if we repurchase them or they are forfeited. This includes Shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration

The Board, or a duly authorized committee of the Board, administers our 2015 Plan. The Board may also delegate to one or more of the Company’s officers the authority to (a) designate employees (other than officers or directors) to receive specified stock awards and (b) determine the number of shares subject to such stock awards. Under our 2015 Plan, the Board has the authority to determine and amend the terms of awards, including:

•	recipients;

•	the exercise, purchase or strike price of stock awards, if any;

•	the number of shares subject to each stock award;

•	the fair market value of a Share;

•	the vesting schedule applicable to the awards, together with any vesting acceleration; and

•	the form of consideration, if any, payable upon exercise or settlement of the award.

Under our 2015 Plan, the Board also generally has the authority to effect, with the consent of any adversely affected participant and subject to applicable listing rules:

•	the reduction of the exercise, purchase or strike price of any outstanding award;

•	the cancellation of any outstanding stock award and the grant in substitution therefor of other awards, cash or other consideration; or

•	any other action that is treated as a repricing under generally accepted accounting principles.

Section 162(m) Limits

At such time as necessary for compliance with Section 162(m) of the Code, no participant may be granted stock awards covering more than 2,000,000 Shares under our 2015 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our Class A Common Stock on the date of grant. Additionally, under our 2015 Plan, in a calendar year, no participant may be granted a performance stock award covering more than 2,000,000 Shares or a performance cash award having a maximum value in excess of $2,000,000. These limitations were designed to allow the Company to grant compensation that will not be subject to the $1,000,000 annual limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code, however as previously noted in “Employee Benefits – Long Term Incentives” under the section entitled “Employee Executive Compensation Tables and Related Narrative Disclosure”, as a result of the Tax Cuts and Jobs Act of 2017, the Company’s ability to deduct remuneration in excess of $1 million paid for any fiscal year to certain executive officers following the expiration of the Section 162(m) transition period remains uncertain.

Stock Options

ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of our 2015 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Class A Common Stock on the date of grant. Options granted under our 2015 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The maximum number of Shares that may be issued upon the exercise of ISOs under our 2015 Plan is 12,000,000 Shares.

Restricted Stock Unit Awards

Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once upon the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any other form of legal consideration (including future services) that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive any or all of the Shares held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Class A Common Stock on the date of grant. A stock appreciation right granted under our 2015 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards.

Our 2015 Plan permits the grant of performance-based stock and cash awards. Our Nomination and Remuneration Committee may structure such awards so that the stock or cash will be issued or paid pursuant to such award only following the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenues or product revenues; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) employee retention; (30) stockholders’ equity; (31) capital expenditures; (32) debt levels; (33) operating profit or net operating profit; (34) workforce diversity; (35) growth of net income or operating income; (36) billings; (37) bookings; (37) employee retention; (38) initiation or completion of phases of clinical trials and/or studies by specified dates; (39) patient enrollment rates; (40) budget management; (41) regulatory body approval with respect to products, studies and/or trials; (42) commercial launch of products; and (43) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our Board.

The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board or compensation committee (as applicable) (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, our Board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss; (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (14) to exclude the effects of entering into or achieving milestones involved in licensing joint ventures. In addition, our Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the performance goals and to define the manner of calculating the performance criteria we select to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award.

Other Stock Awards

Our 2015 Plan administrator may grant other stock awards based in whole or in part by reference to our Class A Common Stock. Our 2015 Plan administrator will set the number of shares under the stock award and all other terms and conditions of such stock awards.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made, subject to applicable listing rules, to (1) the class and maximum number of shares reserved for issuance under our 2015 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued upon the exercise of ISOs, (4) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under our 2015 Plan), and (6) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions

Our 2015 Plan provides that in the event of certain specified significant corporate transactions including: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 90% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction and (4) the consummation of a merger or consolidation where we do survive the transaction but the Shares outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction, each outstanding award will be treated as the plan administrator determines unless otherwise provided in an award agreement or other written agreement between us and the award holder or unless otherwise provided in the applicable listing rules or stock exchange. The administrator may take one of the following actions with respect to such awards:

•	arrange for the assumption, continuation or substitution of a stock award by a successor corporation;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

•	accelerate the vesting, in whole or in part, of the stock award and provide for its termination prior to the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us; or

•	cancel or arrange for the cancellation of the stock award before the transaction in exchange for a cash payment, if any, as determined by our Board; or

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for a payment, in the form determined by our Board, equal to the excess, if any, of the value of the property the participant would have received upon the exercise of the stock awards immediately before the transaction over any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner.

In the event of a change in control, awards granted under our 2015 Plan will not receive automatic acceleration of vesting and/or exercisability, although this treatment may be provided for in an award agreement. Under our 2015 Plan, a change in control generally will be deemed to occur in the event: (i) the acquisition by any a person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity; (iii) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; or (iv) an unapproved change in the majority of our Board.

Transferability

A participant generally may not transfer stock awards under our 2015 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2015 Plan.

Amendment or Termination

Our Board has the authority to amend, suspend, or terminate our 2015 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No awards may be granted after the tenth anniversary of the date our Board adopted our 2015 Plan. No awards may be granted under our 2015 Plan while it is suspended or after it is terminated.

Australian Sub-Plan

We have adopted an Australian sub-plan to the 2015 Plan, applicable to Australian resident directors and employees, so that those directors and employees can benefit from tax deferral under the Australian employee share scheme tax regime (where applicable).

Awards Granted Under the 2015 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2015 Plan as of April 10, 2018.

2015 Equity Incentive Plan

Name and Position	As of April 10, 2018 Number of Shares
Scott Dodson Former CEO and Director	2,362,011
Scott Murcray Interim CEO, Chief Financial Officer and Chief Operation Officer	950,598
All current executive officers as a group	950,598
All current directors who are not executive officers as a group	831,815
Each nominee for election as a director:
Barry Cheskin	436,554
Each associate of any executive officers, current directors or director nominees	-
Each other person who received or is to receive 5% of awards	-
All employees, including all current officers who are not executive officers, as a group	3,655,583

 Voting Exclusion for Item 4

A voting exclusion applies to Item 4 as set out in the Notice of Meeting.

THE BOARD HAS DETERMINED THAT ITEM 4 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” ITEM 4.

THE CHAIRMAN INTENDS TO VOTE UNDIRECTED PROXIES IN FAVOUR OF ITEM 4.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the common stock that may be issued under all of our existing equity compensation plans as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (1)
Equity Compensation plans approved by security holders	7,135,738		$1.17	1,601,202
Equity Compensation plans not approved by security holders	-	$		-
Total	7,135,738		$1.17	1,601,202

(1) Consists of 1,601,202 shares of our common stock available for issuance under our 2015 Plan and no shares of our common stock available for future issuance under our 2005 Plan which was superseded by our 2015 Equity Incentive Plan.

(2) Includes options to purchase 6,521,146 shares of our common stock issued under our 2015 Plan and warrants to purchase 614,592 shares of our common stock.

ITEM 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Risk Committee of the Board of Directors has appointed SingerLewak LLP as our independent registered public accounting firm to audit the consolidated financial statements of AirXpanders for the fiscal year ending December 31, 2018.

Approval by the stockholders of the selection of the independent registered public accounting firm is not required, but the Audit and Risk Committee believes it is desirable as a matter of good corporate governance to submit this matter to the stockholders. If the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the matter at the annual meeting do not ratify the appointment of SingerLewak LLP as AirXpanders’ independent registered public accounting firm for the fiscal year ending December 31, 2018, the Audit and Risk Committee will consider whether it should select another independent registered public accounting firm. A representative of SingerLewak LLP is expected to be present at the Annual Meeting telephonically, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP, AS AIRXPANDERS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

THE CHAIRMAN INTENDS TO VOTE UNDIRECTED PROXIES IN FAVOUR OF ITEM 5.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The following table summarizes the aggregate fees that we paid or expect to pay our independent registered public accounting firm, SingerLewak LLP, for the 2017 and 2016 fiscal years.

	Fiscal 2017	Fiscal 2016
Audit Fees (1)	$139,000	$151,000
Tax Fees	-	-
All Other Fees	-	-
Total	$139,000	$151,000

(1)	Fees to SingerLewak LLP in 2017 and 2016 for audit services consist of:

•	Audit of our annual financial statements;

•	Reviews of our quarterly financial statements; and

•	Statutory and regulatory audits, consents and other services.

In considering the nature of the services provided by the independent registered public accounting firm, the Audit and Risk Committee determined that such services are compatible with the provision of independent audit services. The Audit and Risk Committee discussed these services with the independent registered public accountants and our management to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Audit and Risk Committee Pre-Approval Policy

Our Audit and Risk Committee must pre-approve all audit and permissible non-audit services, and the related fees, provided to us by our independent registered public accounting firm, or subsequently approve permissible non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the Securities and Exchange Commission. The policy is to generally pre-approve specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit and Risk Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit and Risk Committee’s members. Accordingly, the Audit and Risk Committee pre-approved all services and fees provided by SingerLewak LLP, during the year ended December 31, 2017, and has concluded that the provision of these services is compatible with the accountants’ independence.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are AirXpanders stockholders will be “householding” AirXpanders’ proxy materials. A single set of Annual Meeting Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting Materials, please notify your broker or AirXpanders. Direct your written request to Investor Relations Department, AirXpanders, Inc., 1047 Elwell Court, Palo Alto, CA, 94303, or contact Investor Relations at 650-390-9000. Stockholders who currently receive multiple copies of the Annual Meeting Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scott Murcray
Scott Murcray
Interim CEO, Chief Financial Officer and Chief Operating Officer

Palo Alto, California

April 30, 2018

A copy of AirXpanders' Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2017, is available without charge upon written request to: Investor Relations Department, AirXpanders, Inc., 1047, Elwell Court, Palo Alto, CA, 94303.

APPENDIX A

2015 EQUITY INCENTIVE PLAN

AirXpanders, Inc.

2015 Equity Incentive Plan

Adopted by the Board of Directors:  May 8, 2015

Approved by the Stockholders:  May 8, 2015

Listing Date/Effective Date:  June 12, 2015

1.             General.

(a)          Successor to and Continuation of Prior Plan.

(i)            The Plan is the successor to and continuation of the AirXpanders’ 2005 Equity Incentive Plan, as amended (the “Prior Plan”).  From and after 12:01 p.m. Sydney time on the Effective Date, no additional stock awards will be granted under the Prior Plan.  All stock awards granted under the Prior Plan remain subject to the terms of the Prior Plan.  All Awards granted on or after 12:01 p.m. Sydney time on the Effective Date will be granted under the Plan.

(ii)          From and after 12:01 p.m. Sydney time on the Effective Date, a number of shares of Common Stock equal to the total number of shares of Common Stock subject, at such time, to outstanding stock options granted under the Prior Plan that: (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited or reacquired because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are otherwise reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares (up to the maximum number set forth in Section 3(a)), and become available for issuance pursuant to Stock Awards granted hereunder.

(b)          Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Awards.

(c)           Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)          Purpose.  The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

(e)           Listing Rules.Notwithstanding any other provision of this Plan, while the Company is admitted to the official list of ASX, the provisions of this Plan are subject to the Listing Rules and this Plan is deemed to include any provisions necessary to comply with the Listing Rules.

2.             Administration.

(a)          Administration by Board.  The Board will administer the Plan.  The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)          Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)          To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)        To settle all controversies regarding the Plan and Awards granted under it.

(iv)         To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v)          To suspend or terminate the Plan at any time.  Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent, except as provided in subsection (viii) below.

(vi)         To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements (including the Listing Rules), and except as provided in Section 9(a)relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially extends the term of the Plan, (E) materially expands the types of Awards available for issuance under the Plan, or (F) requires approval under the Listing Rules. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair that Participant’s rights under an outstanding Award without his or her written consent.

(vii)       To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii)      To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards.  Except with respect to amendments that disqualify or impair the status of an Incentive Stock Option or as otherwise provided in the Plan or an Award Agreement, no amendment of an outstanding Award will materially impair that Participant’s rights under his or her outstanding Award without his or her written consent.  To be clear, unless prohibited by applicable law (including the Listing Rules), the Board may amend the terms of an Award without the affected Participant’s consent if necessary (A) to maintain the qualified status of the Award as an Incentive Stock Option, (B) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (C) to comply with other applicable laws or listing requirements.

(ix)         Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)          To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States or allow Awards to qualify for special tax treatment in a foreign jurisdiction, and to amend any such procedures and sub-plans to continue to qualify for special or new tax treatment in a foreign jurisdiction; provided, that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction and do not contravene the Listing Rules.

(xi)         Subject to the Listing Rules, to effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)           Delegation to Committee.

(i)            General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable).  Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable).  The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)          Section 162(m) and Rule 16b-3 Compliance.  The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)          Delegation to an Officer.  The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officersto be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such rights and options, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided,however,that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority.  The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value (as defined below).

(e)           Effect of Board’s Decision.All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.             Shares Subject to the Plan.

(a)          Share Reserve.

(i)            Subject to Section 9(a) relating to Capitalization Adjustments, the “evergreen” provision in Section 3(a)(ii) and the Listing Rules, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date (the “Share Reserve”) will not exceed 1,500,000 shares, as increased from time to time by any Returning Shares in an amount not to exceed 4,099,835 shares.

(ii)          In addition, the Share Reserve will automatically increase on January 1stof each year, for the period commencing on (and including) January 1, 2016 and ending on (and including) January 1, 2025, in an amount equal to 2.0% of the total number of shares of Capital Stock outstanding on December 31stof the preceding calendar year (and subject to a cap equal to 10% of the fully diluted number of shares of capital stock of the Company as of the same date).  Notwithstanding the foregoing, the Board may act prior to January 1stof a given year to provide that there will be no January 1stincrease in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii)        For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iv)         Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)          Reversion of Shares to the Share Reserve.  If a Stock Award or any portion of a Stock Award (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)           Incentive Stock Option Limit.  Subject to the provisions of Section 9(a)relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 12,000,000 shares of Common Stock.

(d)          Section 162(m) Limitations.  Subject to the provisions of Section 9(a)relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code: (i) a maximum of 2,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year, (ii) a maximum of 2,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals) and (iii) a maximum of $2,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.  If a Performance Stock Award is in the form of an Option, it will count only against the Performance Stock Award limit.  If a Performance Stock Award could (but is not required to) be paid out in cash, it will count only against the Performance Stock Award limit.

(e)           Source of Shares.  Subject to the Listing Rules and any law, regulation or agreement regulating the Company, the stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.             Eligibility.

(a)          Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants;provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)          Ten Percent Stockholders.  A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c)           Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

5.             Provisions relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate.  All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided,however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)          Term.  Subject to the provisions of Section 4(b)regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)          Exercise Price. Subject to the provisions of Section 4(b)regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.  Each SAR will be denominated in shares of Common Stock equivalents.

(c)           Purchase Price for Options.  The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment.  Subject to the Listing Rules and any law, regulation or agreement regulating the Company, the permitted methods of payment are as follows:

(i)            by cash, check, bank draft or money order payable to the Company;

(ii)          pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)        by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)         if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided,however,that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.  Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)          in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)          Exercise and Payment of a SAR.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR.  The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date.  The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)           Transferability of Options and SARs.  The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)            Restrictions on Transfer.  An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant.  The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws.  Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)          Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order or official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2).  If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)        Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)           Vesting Generally.  The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options or SARs may vary.  The provisions of this Section 5(f)are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)          Termination of Continuous Service.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws under such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.

(h)          Extension of Termination Date.  Except as otherwise provided in the applicable Award Agreement, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.  In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of days or months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)            Disability of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement, which period will be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)           Death of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date which occurs 18 months following the date of death (or such longer or shorter period specified in the Award Agreement, which period will be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement.  If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

(k)          Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service).  If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l)            Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.             Provisions of Stock Awards other than Options and SARs.

(a)          Restricted Stock Awards.  Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate.  To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical.  Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)          Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)        Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)         Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)          Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)          Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical.  Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)          Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)        Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)         Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)          Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)         Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)           Performance Awards.

(i)            Performance Stock Awards.  A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable or that may be granted, may vest or may be exercised, contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)          Performance Cash Awards.  A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the completion of a specified period of Continuous Service.  At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)        Section 162(m) Compliance.  Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)          Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Stock Awards provided for under Section 5and the preceding provisions of this Section 6.  Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.             Covenants of the Company.

(a)          Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)          Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided,however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)           No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.             Miscellaneous.

(a)          Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)          Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)           Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)          No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)           Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)           Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)          Investment Assurances.  The Company may require a Participant, as a condition of receiving Stock Awards or exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s investor status, knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company in regard to the Participant’s investor status and stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. Subject to any applicable securities laws, the foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)          Withholding Obligations.  Unless prohibited by the terms of an Award Agreement or the Listing Rules, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided,however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Agreement.

(i)            Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.asx.com.auor www.sec.gov(or any successor websites thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)           Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company.  The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)          Compliance with Section 409A.  Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.  If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(l)            Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.             Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)          Capitalization Adjustments.  In the event of a Capitalization Adjustment or other reorganization of capital, the rights of the holder of a Stock Award will be changed to the extent necessaryto comply with the Listing Rules applying to a reorganization of capital at the time of the reorganization.The Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board will make such adjustments,and its determination will be final, binding and conclusive.

(b)          New Issues. No holder of Stock Awards is entitled to participate in any new issue of securities to the existing of holders of Common Stock (or CDIs) unless: (i) the holder has become entitled to exercise their right to receive Common Stock under the Plan, and (ii) the holder does exercise their right to receive Common Stock under the Plan before the record date for the determination of entitlements to the new issue of securities and participates as a result of being holder of Common Stock (or CDIs). The Company must give Participants, in accordance with the Listing Rules, notice of any new issue of securities before the record date for determining entitlements to the new issue.

(c)           Pro Rata Issues and Bonus Issues.  In the case of a pro-rata issue (other than a bonus issue), the exercise price of any Stock Award will be adjusted in accordance with the formula set out for making such an adjustment in the Listing Rules. In the case of a bonus issue, the number of securities over which a Stock Award is exercisable will, in accordance with the Listing Rules, be increased by the number of securities which the Participant would have received if the Stock Award had been exercised before the record date for the bonus issue. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

(d)          Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may, subject to the Listing Rules, be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided,however,that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(e)           Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award or unless otherwise provided in the Listing Rules or by ASX.  In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)            arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)          arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)        accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)         arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award

(v)          cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)         cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board, equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

(vii)       The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(f)           Change in Control.  Subject to the Listing Rules, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.          Termination or Suspension of the Plan.

(a)          The Board may suspend or terminate the Plan at any time.  Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.          Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Adoption Date; provided,however, that no Award may be granted prior to the Listing Date (that is, the Effective Date).  In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the Adoption Date.

12.          Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.          Definitions.  As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)          “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)          “ASX” means ASX Limited ABN 98 008 624 691.

(c)           “Award” means a Stock Award or a Performance Cash Award.

(d)          “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e)           “Board” means the Board of Directors of the Company.

(f)           “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large non-recurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g)          “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(h)          “Cause”will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term or specifying the circumstances in which the employment can be terminated without notice and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any one or more of the following events:  (i) the Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) the Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company.  The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.

(i)            “CDIs” means CHESS Depositary Interests representing an interest in one-third of a share of Common Stock.

(j)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50%of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company; (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities; or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)          there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50%of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50%of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)        there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%)of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)         Individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided,however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining voting power under the term Change in Control, voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares.  In addition, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided,however,that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.  If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(k)          “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l)            “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(m)        “Common Stock” means, as of the Listing Date, the Class A Common Stock of the Company, having one vote per share.

(n)          “Company” means AirXpanders, Inc., a Delaware corporation.

(o)          “Consultant”means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.

(p)          “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided,however,that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors.  Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.  In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q)          “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            the consummation of a saleor other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)          the consummation of a sale or other disposition of at least 90%of the outstanding securities of the Company;

(iii)        the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)         the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(r)           “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(s)           “Director” means a member of the Board.

(t)           “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u)          “Effective Date” means the Listing Date.

(v)          “Employee”means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w)         “Entity” means a corporation, partnership, limited liability company or other entity.

(x)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(y)          “Exchange Act Person”means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(z)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock (or CDIs representing the Common Stock) is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, determined by the closing sales price for such stock (or the equivalent number of CDIs) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock or CDIs) on the date of determination, as reported in a source the Board deems reliable.

(ii)          Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock (or CDIs) on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)        In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(aa)       “Incentive Stock Option” means an option granted pursuant to Section 5of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(bb)       “Listing Date” means the date that the Company is admitted to the official list of ASX.

(cc)        “Listing Rules” means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or replaced from time to time, except to the extent of any express written waiver by ASX.

(dd)       “Non-Employee Director”means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(ee)        “Nonstatutory Stock Option” means any option granted pursuant to Section 5of the Plan that does not qualify as an Incentive Stock Option.

(ff)         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(gg)       “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(hh)       “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement will be subject to the terms and conditions of the Plan.

(ii)          “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(jj)         “Other Stock Award”means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(kk)       “Other Stock Award Agreement”means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ll)          “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(mm)   “Own,”“Owned,”“Owner,”“Ownership”A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(nn)       “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(oo)       “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(pp)       “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(qq)       “Performance Criteria”means the one or more criteria that the Committee (which to the extent that an Award is intended to comply with Section 162(m) of the Code shall consist solely of two or more Outside Directors in accordance with Section 162(m) of the Code) will select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee (which to the extent that an Award is intended to comply with Section 162(m) of the Code shall consist solely of two or more Outside Directors in accordance with Section 162(m) of the Code): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) initiation or completion of phases of clinical trials and/or studies by specified dates; (xxxix) patient enrollment rates, (xxxx) budget management; (xxxxi) regulatory body approval with respect to products, studies and/or trials; (xxxxii) commercial launch of products; and (xxxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(rr)        “Performance Goals”means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (14) to exclude the effects of entering into or achieving milestones involved in licensing joint ventures.  In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(ss)         “Performance Period”means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(tt)         “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(uu)       “Plan” means this AirXpanders, Inc. 2015 Equity Incentive Plan.

(vv)       “Restricted Stock Award”means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ww)     “Restricted Stock Award Agreement”means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(xx)       “Restricted Stock Unit Award”means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(yy)       “Restricted Stock Unit Award Agreement”means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(zz)        “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aaa)     “Rule 701”means Rule 701 promulgated under the Securities Act.

(bbb)   “Securities Act” means the Securities Act of 1933, as amended.

(ccc)     “Stock Appreciation Right”or “SAR”means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ddd)   “Stock Appreciation Right Agreement”means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(eee)     “Stock Award”means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(fff)       “Stock Award Agreement”means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ggg)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(hhh)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

AirXpanders

**IMPORTANT ANNUAL MEETING INFORMATION** 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

## Electronic Voting Instructions

**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet must be received by 4.00pm (U.S. Pacific Daylight time) on Saturday, May 19, 2018.**

### Vote by Internet

- Go to **www.www.investorvote.com/AIRX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Items of Business

| | For | Against | Abstain |
|---|---|---|---|
| 1. Election of Mr. Barry Cheskin as a Class III Director of the Company | ☐ | | ☐ |
| 2. Approval of 10% Placement Facility | ☐ | ☐ | ☐ |
| 4. Approval of the issue of securities under the AirXpanders, Inc. 2015 Equity Incentive Plan | ☐ | ☐ | ☐ |
| 5. To ratify the appointment of SingerLewak LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018 | ☐ | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 3(a). Grant of Options to Mr Barry Cheskin | ☐ | ☐ | ☐ |
| 3(b). Grant of Options to Mr Dennis Condon | ☐ | ☐ | ☐ |
| 3(c). Grant of Options to Ms Elizabeth Hammack | ☐ | ☐ | ☐ |
| 3(d). Grant of Options to Mr Gregory Lichtwardt | ☐ | ☐ | ☐ |
| 3(e). Grant of Options to Ms Zita Peach | ☐ | ☐ | ☐ |

### B Non-Voting Items

**Change of Address** — Please print new address below.

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 J N T

1 U P X 3 7 4 1 2 6 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02U6EB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

AirXpanders

## Proxy — AirXpanders, Inc.

## NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
## To Be Held 4:00 p.m. May 21, 2018 (U.S. Pacific Daylight Time)
## 9:00 a.m. May 22, 2018 (Australian Eastern Standard Time)

Mr Barry Cheskin and Mr Scott Murcray, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of AirXpanders, Inc. to be held on Monday, May 21, 2018 at 4:00 p.m. U.S. Pacific Daylight Time (Tuesday, 22 May 2018 at 9:00 a.m. Australian Eastern Standard Time), or at any postponement or adjournment thereof.

Shares represented by this Proxy Card will be voted by the proxies in accordance with the stockholder's instructions in this Proxy Card. If no such instructions are indicated, the proxies will have authority to vote in favor of (i.e., "FOR") Items 1 to 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

AirXpanders

AirXpanders, Inc.
ABN 28 604 398 423

AXP
MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

**Lodge your vote:**

**Online:**
www.investorvote.com.au

**By Mail:**
Computershare Investor Services Pty Limited
GPO Box 242 Melbourne
Victoria 3001 Australia

Alternatively you can fax your form to
(within Australia) 1800 783 447
(outside Australia) +61 3 9473 2555

**For all enquiries call:**
(within Australia) 1300 850 505
(outside Australia) +61 3 9415 4000

# CDI Voting Instruction Form

XX

Vote online or view the annual report, 24 hours a day, 7 days a week:
**www.investorvote.com.au**

- ✓ Cast your vote
- ✓ Access the annual report
- ✓ Review and update your securityholding

***Your secure access information is:***

**Control Number: 999999**

**SRN/HIN: I9999999999** **PIN: 99999**

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

**For your vote to be effective it must be received by 9:00 a.m. (AEST) on Friday, 18 May 2018**

## Direction to CHESS Depositary Nominees Pty Ltd

Each CHESS Depositary Interest (**CDI**) represents an indirect ownership in the Company's shares of Class A common stock (**Shares**). Each CDI is equivalent to one third of a Share of the Company so that every three (3) CDIs that you own as at 7:00pm on Monday, 9 April 2018 (Australian Eastern Standard Time), 2:00am (US Pacific Daylight Time), entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (**CDN**). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the meetings of stockholders on the instruction of the registered holders of the CDIs.

## Appointment of Proxy

If you wish to attend the Meeting (defined overleaf) in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name or the name of your chosen appointee in the box in Step 2. Computershare will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting of Stockholders including any cut off time for receipt of valid proxies.

## Signing Instructions

**Individual:** Where the holding is in one name, the securityholder must sign.
**Joint Holding:** Where the holding is in more than one name, all of the securityholders should sign.
**Power of Attorney:** If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.
**Companies:** Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. With respect to a U.S. company or other entity, this form may be signed by one officer. Please give full name and title under the signature.

**Comments & Questions:** If you have any comments or questions for the Company, please write them on a separate sheet of paper and return with this form.

*GO ONLINE TO VOTE* ➔
*or turn over to complete the form*

This Document is printed on Greenhouse Friendly™ ENVI Laser Carbon Neutral Paper

Samples/000001/000001/i12

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

# CDI Voting Instruction Form

**Please mark ☒ to indicate your directions**

## STEP 1 CHESS Depositary Nominees will vote as directed

**XX**

### Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests (**CDIs**) of AirXpanders, Inc. (**Company**) hereby direct CHESS Depositary Nominees Pty Ltd (**CDN**) to vote the shares underlying my/our CDI holding at the Annual Meeting of Stockholders of the Company to be held at **9:00 a.m. (Australian Eastern Standard Time) on Tuesday, 22 May 2018 at the Melbourne Offices of Johnson Winter and Slattery, Level 34, 55 Collins Street, Melbourne, Victoria, Australia** (**Meeting**) and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below.

## STEP 2

If you wish to attend the Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name, or the name of your appointee, in this box.

Computershare will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that the form of proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting including any cut off time for receipt of valid proxies.

## STEP 3

**Voting Instructions - Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 96 hours before the Meeting. Please read the instructions overleaf before marking any boxes with an X.**

| | | For | Abstain |
|---|---|---|---|
| Item 1 | Election of Mr. Barry Cheskin as a Class III Director of the Company | ☐ | ☐ |

| | | For | Against | Abstain |
|---|---|---|---|---|
| Item 2 | Approval of 10% Placement Facility | ☐ | ☐ | ☐ |
| Item 3(a) | Grant of Options to Mr. Barry Cheskin | ☐ | ☐ | ☐ |
| Item 3(b) | Grant of Options to Mr. Dennis Condon | ☐ | ☐ | ☐ |
| Item 3(c) | Grant of Options to Ms. Elizabeth Hammack | ☐ | ☐ | ☐ |
| Item 3(d) | Grant of Options to Mr. Gregory Lichtwardt | ☐ | ☐ | ☐ |
| Item 3(e) | Grant of Options to Ms. Zita Peach | ☐ | ☐ | ☐ |
| Item 4 | Approval of the issue of securities under the AirXpanders, Inc. 2015 Equity Incentive Plan | ☐ | ☐ | ☐ |
| Item 5 | To ratify the appointment of SingerLewak LLP as the independant registered public accounting firm of the Company for its fiscal year ending December 31, 2018 | ☐ | ☐ | ☐ |

If you do not mark the "For", "Against" or "Abstain" box your vote will not be counted

## SIGN Signature of Securityholder(s)

*This section must be completed.*

| Individual or Securityholder 1 | Securityholder 2 | Securityholder 3 |
|---|---|---|
| | | |
| Sole Director and Sole Company Secretary | Director | Director/Company Secretary |

Contact Name ______________________ Contact Daytime Telephone ______________________ Date ___ / ___ / ___

AXP 238082A

Computershare